SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective No. 66	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 67	☒

(Check appropriate box or boxes)

JOHNSON MUTUAL FUNDS TRUST - File Nos. 33-52970 and 811-7254

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 661-3100

Jennifer Kelhoffer, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and Address of Agent for Service)

With copy to:

Andrew Davalla, Thompson Hine, LLP

312 Walnut Street 14th Floor, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	May 1, 2026

Prospectus dated May 1, 2026
♦	Johnson Equity Income Fund	JEQIX, JEQSX
♦	Johnson Opportunity Fund	JOPPX, JOSSX
♦	Johnson Enhanced Return Fund	JENHX
♦	Johnson Institutional Core Bond Fund	JIBFX, JIMFX, JIBSX
♦	Johnson Institutional Intermediate Bond Fund	JIBEX, JIMEX
♦	Johnson Institutional Short Duration Bond Fund	JIBDX, JIMDX
♦	Johnson Core Plus Bond Fund	JCPLX
♦	Johnson Municipal Income Fund	JMUNX
Johnson Mutual Funds Trust
www.johnsonmutualfunds.com
Like all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

The use of the term “Funds” throughout this prospectus refers to all series of the Johnson Mutual Funds Trust.

Johnson Equity Income Fund	May 1, 2026

TICKERS
Class I: JEQIX    Class S: JEQSX
INVESTMENT OBJECTIVE
Above average dividend income and long-term capital growth.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Shareholder Servicing Fee	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	1.00%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 year	3 Years	5 Years	10 Years
Class I	$77	$240	$417	$930
Class S	$102	$318	$552	$1,225
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21.15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $20 billion) that its Adviser believes offer opportunities for above-average dividend income and capital growth. The Adviser seeks companies with high quality characteristics such as sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow, and shareholder-oriented managements. The Adviser also considers current dividend yield and dividend growth, as well as its analysis of the share price of these companies using traditional valuation measures. The fund may invest a portion of its assets in preferred stocks. The fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Under normal circumstances, at least 80% of the fund’s total assets will be invested in income-producing equity securities. For the purposes of the 80% test, equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or

Johnson Equity Income Fund	May 1, 2026

expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.
Risks of Exchange Traded Funds (“ETF”) —  Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.
Volatility Risk — Common stocks tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 2Q2020, 17.01% Worst Quarter: 1Q2020, -21.02%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.
	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	12/31/2005	11.77%	10.01%	12.71%
After Taxes on Distributions		10.71%	8.42%	11.04%
After Taxes on Distributions and Sale of Fund Shares		7.73%	7.58%	9.98%
Class S
Before Taxes	9/15/2023	11.59%			12.59%
S&P 500 Index		17.88%	14.42%	14.82%	22.30%*

*
For the Class S shares; inception date of 9/15/2023

The fund’s broad-based securities market index is the S&P 500 Index, which measures the performance of 500 of the largest companies listed on the US stock exchange. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.

Johnson Equity Income Fund	May 1, 2026

The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Charles Rinehart, CFA, became the leader of the management team in 2018, and has been a member of the team since 2010. Bill Jung, CFA, has been a member of the management team since 2005.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class S: $2,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Opportunity Fund	May 1, 2026

TICKERS
Class I: JOPPX    Class S: JOSSX
INVESTMENT OBJECTIVE
Long term capital growth.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Shareholder Servicing Fee	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.90%	1.15%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 year	3 Years	5 Years	10 Years
Class I	$92	$287	$498	$1,108
Class S	$117	$365	$633	$1,398
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29.15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests primarily in equity securities of small and medium sized U.S. companies (those with a market capitalization below $20 billion) that its Adviser believes offer opportunities for capital growth. The Adviser selects companies for the fund’s portfolio using a proprietary approach that blends quantitative and fundamental analysis. The Adviser begins with a quality test, which seeks companies that are judged to have productive capital allocation, a strong competitive position, financial strength, and high-quality earnings. The Adviser then assesses the stocks of those companies, using a multifactor quantitative process that measures valuation, profitability, momentum, earnings quality, growth, credit quality, capital use, and investor sentiment/technical factors. Finally, the Adviser’s dedicated sector analysts and generalist product team members use traditional fundamental research to select, from the candidates identified by the above-described qualitative and quantitative analysis, those stocks that the Adviser believes offer the best opportunities for investment. Equity securities include common stock, preferred stocks, and exchange traded funds (ETFs) that invest primarily in equity securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or

Johnson Opportunity Fund	May 1, 2026

expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.
Risks of Exchange Traded Funds (“ETF”) —  Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.
Small and Medium Sized Company Risk — In addition, the stocks of small and medium sized companies are subject to certain risks, including:
♦
possible dependence on a limited product line, limited financial resources or a limited management group.

♦
less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the fund to buy or sell the stocks.

♦
greater fluctuation in value than larger, more established company stocks.

Volatility Risk — Common stocks tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2020, 21.39% Worst Quarter: 1Q2020, -26.93%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.
	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	5/16/1994	4.15%	8.94%	9.68%
After Taxes on Distributions		3.01%	7.27%	8.16%
After Taxes on Distributions and Sale of Fund Shares		3.30%	6.78%	7.52%
Class S
Before Taxes	9/15/2023	3.88%			10.54%
Russell 3000 Index		17.15%	13.15%	14.29%	15.42%
Russell 2500 Total Return Index		11.91%	7.26%	10.40%	15.01%*

*
For the Class S shares; inception date of 9/15/2023

The fund’s broad-based securities market index is the Russell 3000 Index, which measures the performance of roughly 3,000 largest U.S. companies based on total market capitalization.

Johnson Opportunity Fund	May 1, 2026

The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, representing small to mid-cap (“smid” cap) U.S. equities, with dividends reinvested. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Brian Kute, CFA, became the leader of the management team in 2003. Bryan Andress, CFA, and Chris Godbey, CFA, have been management team members since 2015 and 2016, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class S: $2,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Enhanced Return Fund	May 1, 2026

TICKER: JENHX
INVESTMENT OBJECTIVE
Outperform the fund’s benchmark, the S&P 500 Index, over a full market cycle.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Shareholder Servicing Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58.65% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests in the large cap equity market by using S&P 500 Index futures, combined with alpha-generating short duration investment-grade fixed income securities.
The fund’s adviser seeks to have notional exposure to equity index futures contracts in a value approximately equal to the fund’s net assets. Utilizing equity index futures contracts to replicate returns of the underlying equity index typically requires less than 10% of the fund’s assets to be posted as collateral. This effect is referred to as “leverage.” The fund attempts to track an underlying equity index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The equity index futures are used only for replication of returns, not speculation. The fund also may invest in options on equity index futures and equity index exchange-traded funds (‘ETFs”).
The fund invests the balance of its assets primarily in a broad range of investment-grade, fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted average duration between 1 and 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.

Johnson Enhanced Return Fund	May 1, 2026

Company Risk — The fund value might decrease in response to the activities and financial prospects of an individual company.
Correlation Risk — Due to futures contract size limitations, the fund’s assets may be slightly under-invested or slightly over-invested compared to the underlying index, which could cause the fund to be slightly less or more volatile that the underlying index, and the fund returns from the futures contracts may not mirror the underlying index.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
ETF Risk — ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a fund. As a result, your cost of investing in a fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equity securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. ETFs in which a fund invests will not be able to replicate exactly the performance of the indices they track.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Futures Risk — The fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk and correlation or tracking risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Under certain market conditions, futures contracts may become illiquid. As a result, the fund may be unable to close out its futures contracts at a time which is advantageous or take an offsetting defensive position, potentially resulting in significant losses for the fund.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Leveraging Risk — Leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio. When the fund is leveraged, it can lose more than the principal amount invested.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it

Johnson Enhanced Return Fund	May 1, 2026

invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Sector Risk — At times, the fund may invest a significant portion of its assets in securities of issuers within a particular sector or sectors of the economy. As a result, the Fund may be more vulnerable to events, conditions, or developments that adversely affect those sectors and may experience greater volatility than a fund that invests more broadly across multiple sectors. Companies within a sector often face similar business risks and are subject to similar regulatory, economic, market, and political factors. Adverse developments affecting a particular sector, including changes in market demand, interest rates, technological developments, regulation, or competition, may negatively affect the value of the Fund’s investments and cause the Fund to underperform funds that are more diversified.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
Volatility Risk — Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 2Q2020, 22.50% Worst Quarter: 1Q2020, -20.32%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Inception Date	One Year	Five Year	Ten Year
Before taxes	12/31/2005	18.42%	11.85%	13.66%
After Taxes on Distributions		11.97%	7.36%	9.63%
After Taxes on Distributions and Sale of Fund Shares		12.38%	7.72%	9.47%
S&P 500 Index		17.88%	14.42%	14.82%
The fund’s broad-based securities market index is the S&P 500 Index, with measures the performance of 500 of the largest companies listed on the US stock exchange. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.

Johnson Enhanced Return Fund	May 1, 2026

PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2000, 2014, 2016, and 2022, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment:
$1,000,000
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Institutional Core Bond Fund	May 1, 2026

TICKERS
Class I: JIBFX    Class F: JIMFX    Class S: JIBSX
INVESTMENT OBJECTIVE
A high level of income over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class F	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.00%
Shareholder Servicing Fee	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%	0.55%
Fee Waiver1	(0.05)%	(0.15)%	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver	0.25%	0.40%	0.50%

1
Effective May 1, 2026, the Adviser has contractually agreed to waive a portion (0.05%) of its management fee for the fund, at least through April 30, 2027, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2027. Additionally, a portion (0.10%) of the 12b-1 fee is also being waived through April 30, 2027 for Class F shares.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 year	3 Years	5 Years	10 Years
Class I	$26	$91	$164	$376
Class F	$41	$161	$292	$675
Class S	$51	$171	$302	$684
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13.24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of broad bond market indices. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.

Johnson Institutional Core Bond Fund	May 1, 2026

PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities.
Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to

Johnson Institutional Core Bond Fund	May 1, 2026

those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2023, 7.26% Worst Quarter: 1Q2022, -6.11%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.
	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	8/31/2000	7.86%	(0.54)%	2.27%
After Taxes on Distributions		6.17%	(1.72)%	1.09%
After Taxes on Distributions and Sale of Fund Shares		4.62%	(0.92)%	1.24%
Class F
Before Taxes	5/1/2018	7.79%	(0.68)%		2.12%
Class S
Before Taxes	9/15/2023	7.66%			6.05%
Bloomberg US Aggregate Bond Index					2.14%*
		7.30%	(0.36)%	2.01%	6.02%**

*
For the Class F shares; inception date of 5/1/2018.

**
For the Class S shares; inception date of 9/15/2023.

The fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index, which is a broad-based benchmark that measures the investment grade, US dollar denominated, fixed-income taxable bond market. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2000, 2014, 2016, and 2022, respectively.

Johnson Institutional Core Bond Fund	May 1, 2026

PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class F: $500,000
Class S: $2,000
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Institutional Intermediate Bond Fund	May 1, 2026

TICKERS
Class I: JIBEX    Class F: JIMEX
INVESTMENT OBJECTIVE
A high level of income over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class F
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Waiver1	(0.05)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver	0.25%	0.40%

1
Effective May 1, 2026, the Adviser has contractually agreed to waive a portion (0.05%) of its management fee for the fund, at least through April 30, 2027, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2027. Additionally, a portion (0.10%) of the 12b-1 fee is also being waived through April 30, 2027 for Class F shares.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 year	3 Years	5 Years	10 Years
Class I	$26	$91	$164	$376
Class F	$41	$161	$292	$675
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44.89% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of 3-5-year bonds. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 3 to 5 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.

Johnson Institutional Intermediate Bond Fund	May 1, 2026

PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities.
Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to

Johnson Institutional Intermediate Bond Fund	May 1, 2026

those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2023, 5.04% Worst Quarter: 1Q2022, -4.91%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.
	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	8/31/2000	7.39%	0.80%	2.52%
After Taxes on Distributions		5.63%	(0.39)%	1.36%
After Taxes on Distributions and Sale of Fund Shares		4.35%	0.09%	1.43%
Class F
Before Taxes	5/1/2018	7.19%	0.63%		2.48%
Bloomberg US Aggregate Bond Index		7.30%	(0.36)%	2.01%	2.14%*
Bloomberg Intermediate US Govt/Credit Index		6.97%	0.96%	2.29%	2.65%*

*
For the Class F shares; inception date of 5/1/2018.

The fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index, which is a broad-based benchmark that measures the investment grade, US dollar denominated, fixed-income taxable bond market.
The Bloomberg US Government/Credit Bond Index measuring non-securitized, investment-grade U.S. dollar-denominated fixed-rate bonds, including Treasuries, government-related, and corporate securities. It is a component of the Bloomberg US Aggregate Bond Index, excluding mortgage-backed and asset-backed securities. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2000, 2014, 2016, and 2022, respectively.

Johnson Institutional Intermediate Bond Fund	May 1, 2026

PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class F: $500,000
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions,
Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Institutional Short Duration Bond Fund	May 1, 2026

TICKERS
Class I: JIBDX    Class F: JIMDX
INVESTMENT OBJECTIVE
A high level of income over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
	Class I	Class F
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Waiver1	(0.05)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver	0.25%	0.40%

1
Effective May 1, 2026, the Adviser has contractually agreed to waive a portion (0.05%) of its management fee for the fund, at least through April 30, 2027, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2027. Additionally, a portion (0.10%) of the 12b-1 fee is also being waived through April 30, 2027 for Class F shares.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
	1 year	3 Years	5 Years	10 Years
Class I	$26	$91	$164	$376
Class F	$41	$161	$292	$675
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35.87% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of 1-to-3-year bonds. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 1 to 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.

Johnson Institutional Short Duration Bond Fund	May 1, 2026

PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Sector Risk — At times, the fund may invest a significant portion of its assets in securities of issuers within a particular sector or sectors of the economy. As a result, the Fund may be more vulnerable to events, conditions, or developments that adversely affect those sectors and may experience greater volatility than a fund that invests more broadly across multiple sectors. Companies within a sector often face similar business risks and are subject to similar regulatory, economic, market, and political factors. Adverse developments affecting a particular sector, including changes in market demand, interest rates, technological developments, regulation, or competition, may negatively affect the value of the Fund’s investments and cause the Fund to underperform funds that are more diversified.

Johnson Institutional Short Duration Bond Fund	May 1, 2026

Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities.
Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 3Q2024, 3.13% Worst Quarter: 1Q2022, -2.94%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.
	Class Inception Date	One Year	Five Year	Ten Year	Since Inception
Class I
Before taxes	8/31/2000	5.91%	1.88%	2.23%
After Taxes on Distributions		4.22%	0.93%	1.35%
After Taxes on Distributions and Sale of Fund Shares		3.47%	1.02%	1.32%
Class F
Before Taxes	5/1/2018	5.72%	1.72%		2.36%
Bloomberg US Aggregate Bond Index		7.30%	(0.36)%	2.01%	2.14%*
ICE BofA US Govt & Corp 1-3 Yr. Index		5.34%	2.00%	2.11%	2.52%*

*
For the Class F shares; inception date of 5/1/2018.

The fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index, which is a broad-based benchmark that measures the investment grade, US dollar denominated, fixed-income taxable bond market.
The ICE BofA US Government & Corporate Bond 1-3 Year Index tracks the performance of short-term, investment-grade debt, including US Treasuries, agencies, and corporate bonds with maturities between 1 and 3 years. It is used as a benchmark for low-duration, high-quality fixed income, with components rated BBB or higher. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2000, 2014, 2016, and 2022, respectively.

Johnson Institutional Short Duration Bond Fund	May 1, 2026

PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
Class I: $1,000,000
Class F: $500,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Core Plus Bond Fund	May 1, 2026

TICKER: JCPLX
INVESTMENT OBJECTIVE
Maximize total return over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Class I
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 year	3 Years	5 Years	10 Years
$46	$188	$342	$791
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27.91% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of fixed income securities. “Fixed Income Securities” include corporate bonds, notes, domestic and foreign government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to a particular maturity range but will normally seek to maintain a dollar weighted duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point.
The fund invests primarily in investment grade securities. However, it may invest up to 40% of its portfolio in securities rated below investment grade (also known as “junk bonds”). The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include futures, options, swaps, foreign currency futures and forwards. In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. For the purposes of compliance with the fund’s 80% investment policy, the fund’s derivative positions are valued at their market value.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining

Johnson Core Plus Bond Fund	May 1, 2026

interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Derivatives Risk — Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Hedging strategies using derivatives may not perform as expected, resulting in losses for the fund.
Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.
Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. The use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
High Yield Bond Risk — Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Leveraging Risk — The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages.

Johnson Core Plus Bond Fund	May 1, 2026

Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year since the fund’s inception (November 17, 2021). The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2023, 7.20% Worst Quarter: 1Q2022, -6.35%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Class Inception Date	One Year	Since Inception
Before taxes	11/17/2021	8.07%	0.06%
After Taxes on Distributions		6.19%	(1.36)%
After Taxes on Distributions and Sale of Fund Shares		4.74%	(0.58)%
Bloomberg US Aggregate Bond Index		7.30%	0.02%
The fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index, which is a broad-based benchmark that measures the investment grade, US dollar denominated, fixed-income taxable bond market. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, does not reflect fees or expenses (which would lower return), and is not available for direct investment.

Johnson Core Plus Bond Fund	May 1, 2026

PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2021. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2021, 2021, 2021, and 2022, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
$1,000,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Municipal Income Fund	May 1, 2026

TICKER: JMUNX
INVESTMENT OBJECTIVE
A high level of federally tax-free income over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Shareholder Servicing Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 year	3 Years	5 Years	10 Years
$31	$97	$169	$381
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36.07% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal market conditions, the fund will invest at least 80% of its net assets, plus any amount for borrowing, in investment grade municipal securities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities that provide income that is exempt from both Ohio and regular federal income tax.
The fund may concentrate its investments in a particular segment of the bond market. The fund does not limit itself to securities of a particular maturity range, however, a majority of its assets will typically be invested in intermediate to long-term maturities (3 years or longer).
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Credit Risk — The issuer of the fixed income security (including some government agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Geographic Risk — Because the fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.

Johnson Municipal Income Fund	May 1, 2026

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in Ohio.
Political Risk — Substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
Segment Risk — Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds with the segment in the same manner.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2023, 7.99% Worst Quarter: 1Q2022, -6.06%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Inception Date	One Year	Five Year	Ten Year
Before taxes	5/16/1994	3.71%	0.36%	1.66%
After Taxes on Distributions		3.69%	0.34%	1.63%
After Taxes on Distributions and Sale of Fund Shares		3.62%	0.87%	1.79%
Bloomberg Municipal Bond Index		4.25%	0.80%	2.34%
Bloomberg Municipal AA Total Return Index		4.21%	0.66%	2.16%
The fund’s broad-based securities market index is the Bloomberg Municipal Bond Index, which measures the performance of long-term tax-exempt bond market in the United States.
The Bloomberg Municipal AA Index is a specialized subset of the broader Bloomberg U.S. Municipal Index, focusing on high-quality, tax-exempt municipal bonds rated AA or better. It tracks long-term, USD-denominated fixed-rate bonds

Johnson Municipal Income Fund	May 1, 2026

issued by state and local governments, acting as a benchmark for high-grade municipal investments. This Index reflects the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. David Theobald, CFA, and Emilia Connor-Brady, CFA, have been fund management team members since 2016 and 2023, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
$1,000,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

FUND DETAILS
JOHNSON EQUITY INCOME FUND: JEQIX, JEQSX
INVESTMENT OBJECTIVE
The investment objective of the Equity Income Fund is to provide above average dividend income and long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $20 billion) that its Adviser believes offer opportunities for above-average dividend income and capital growth. The Adviser seeks high quality companies with sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow growth, and shareholder-oriented managements. Current dividend yield, dividend growth and potential long term capital appreciation are considered in this process. The Adviser then analyzes the share price of these companies using traditional valuation measures such as price/earnings ratios, discounted cash flow, and price/book value ratios. Diversification by company and sector is also an important consideration. A common strategy used by the Adviser is to seek undervalued companies that are undergoing a fundamental turnaround that has yet to be reflected in the valuation of the stock. The fund may also invest a portion of its assets in preferred stocks rated BB or above. The fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of equity prices. Under normal circumstances, at least 80% of the fund’s total assets will be invested in income-producing equity securities. For purposes of the 80% test, equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Risks of Exchange Traded Funds (“ETF”) — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.
Volatility Risk — Common stocks tend to be more volatile than other investment choices.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON OPPORTUNITY FUND: JOPPX, JOSSX
INVESTMENT OBJECTIVE
The investment objective of the Opportunity Fund is long-term capital growth.
PRINCIPAL STRATEGIES
The fund invests primarily in equity securities of small and medium sized U.S. companies (those with a market capitalization below $20 billion) that its Adviser believes offer opportunities for capital growth. The Adviser selects companies for the fund’s portfolio using a proprietary approach that blends quantitative and fundamental analysis. The Adviser begins with a quality test, which seeks companies that are judged to have productive capital allocation, a strong competitive position, financial strength, and high-quality earnings. The Adviser then assesses the stocks of those companies, using a multifactor quantitative process that measures valuation, profitability, momentum, earnings quality, growth, credit quality, capital use, and investor sentiment/ technical factors. Finally, the Adviser’s dedicated sector analysts and generalist product team members use traditional fundamental research to select, from the candidates identified by the above-described qualitative and quantitative analysis, those stocks that the Adviser believes offer the best opportunities for investment. Equity securities include common stock, preferred stocks, and exchange traded funds (ETFs) that invest primarily in equity securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.
Risks of Exchange Traded Funds (“ETF”) — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Small and Medium Sized Company Risk — In addition, the stocks of small and medium sized companies are subject to certain risks, including:
♦
possible dependence on a limited product line, limited financial resources or a limited management group.

♦
less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the fund to buy or sell the stocks.

♦
greater fluctuation in value than larger, more established company stocks.

Volatility Risk — Common stocks tend to be more volatile than other investment choices.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON ENHANCED RETURN FUND: JENHX
INVESTMENT OBJECTIVE
The investment objective of the Enhanced Return Fund is to outperform the fund’s benchmark, the S&P 500 Index, over a full market cycle.
PRINCIPAL STRATEGIES
The fund invests in the large cap equity market by using S&P 500 Index futures, combined with alpha-generating short duration investment-grade fixed income securities.
The fund’s adviser seeks to have notional exposure to equity index futures contracts in a value approximately equal to the fund’s net assets. Utilizing equity index futures contracts to replicate returns of the underlying equity index typically requires less than 10% of the fund’s assets to be posted as collateral. This effect is referred to as “leverage.” The fund attempts to track an underlying equity index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The equity index futures are used only for replication of returns, not speculation. The fund also may invest in options on equity index futures and equity index exchange-traded funds (‘ETFs”).
The fund invests the balance of its assets primarily in a broad range of investment-grade, fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted average duration between 1 and 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Company Risk — The fund value might decrease in response to the activities and financial prospects of an individual company.
Correlation Risk — Due to futures contract size limitations, the fund’s assets may be slightly under-invested or slightly over-invested compared to the underlying index, which could cause the fund to be slightly less or more volatile that the underlying index, and the fund returns from the futures contracts may not mirror the underlying index.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
ETF Risk — ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a fund. As a result, your cost of investing in a fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equity securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. ETFs in which a fund invests will not be able to replicate exactly the performance of the indices they track.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Futures Risk — The fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk and correlation or tracking

Johnson Mutual Funds	Prospectus Dated May 1, 2026

risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Under certain market conditions, futures contracts may become illiquid. As a result, the fund may be unable to close out its futures contracts at a time which is advantageous or take an offsetting defensive position, potentially resulting in significant losses for the fund.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Leveraging Risk — Leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio. When the fund is leveraged, it can lose more than the principal amount invested.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Sector Risk — At times, the fund may invest a significant portion of its assets in securities of issuers within a particular sector or sectors of the economy. As a result, the Fund may be more vulnerable to events, conditions, or developments that adversely affect those sectors and may experience greater volatility than a fund that invests more broadly across multiple sectors. Companies within a sector often face similar business risks and are subject to similar regulatory, economic, market, and political factors. Adverse developments affecting a particular sector, including changes in market demand, interest rates, technological developments, regulation, or competition, may negatively affect the value of the Fund’s investments and cause the Fund to underperform funds that are more diversified.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
Volatility Risk — Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON INSTITUTIONAL CORE BOND FUND: JIBFX, JIMFX, JIBSX
INVESTMENT OBJECTIVE
The investment objective of the Core Bond Fund is a high level of income over the long term consistent with preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of broad bond market indices. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many

Johnson Mutual Funds	Prospectus Dated May 1, 2026

cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND: JIBEX, JIMEX
INVESTMENT OBJECTIVE
The investment objective of the Intermediate Bond Fund is a high level of income over the long term consistent with preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of 3-5-year bonds. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 3 to 5 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many

Johnson Mutual Funds	Prospectus Dated May 1, 2026

cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND: JIBDX, JIMDX
INVESTMENT OBJECTIVE
The investment objective of the Short Duration Bond Fund is a high level of income over the long term consistent with preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with aggregate risk, return, and income characteristics that are similar to those of 1-to-3-year bonds. Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally seek to maintain a dollar weighted average duration between 1 to 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by 1%.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many

Johnson Mutual Funds	Prospectus Dated May 1, 2026

cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Sector Risk — At times, the fund may invest a significant portion of its assets in securities of issuers within a particular sector or sectors of the economy. As a result, the Fund may be more vulnerable to events, conditions, or developments that adversely affect those sectors and may experience greater volatility than a fund that invests more broadly across multiple sectors. Companies within a sector often face similar business risks and are subject to similar regulatory, economic, market, and political factors. Adverse developments affecting a particular sector, including changes in market demand, interest rates, technological developments, regulation, or competition, may negatively affect the value of the Fund’s investments and cause the Fund to underperform funds that are more diversified.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON CORE PLUS BOND FUND: JCPLX
INVESTMENT OBJECTIVE
The investment objective of the Core Plus Bond Fund is to maximize total return over the long term consistent with preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal market conditions, the fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of fixed income securities. “Fixed Income Securities” include corporate bonds, notes, domestic and foreign government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations.
The fund does not limit itself to a particular maturity range but will normally seek to maintain a dollar weighted duration between 4 to 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point.
The fund invests primarily in investment grade securities. However, it may invest up to 40% of its portfolio in securities rated below investment grade (also known as “junk bonds”). The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include futures, options, swaps, foreign currency futures and forwards. In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. For the purposes of compliance with the fund’s 80% investment policy, the fund’s derivative positions are valued at their market value.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Derivatives Risk — Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives can also have a leveraging effect and increase fund volatility. Hedging strategies using derivatives may not perform as expected, resulting in losses for the fund.
Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.
Derivatives are generally subject to the risks applicable to the assets, rates, indices, or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices, or other indicators to which it relates. The use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
High Yield Bond Risk — Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the fund’s share price. Defaulted securities or those subject reorganization proceeding may become worthless and are illiquid.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Leveraging Risk — The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political

Johnson Mutual Funds	Prospectus Dated May 1, 2026

developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

JOHNSON MUNICIPAL INCOME FUND: JMUNX
INVESTMENT OBJECTIVE
The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal market conditions, the fund will invest at least 80% of its net assets, plus any amount for borrowing, in investment grade municipal securities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities that provide income that is exempt from both Ohio and regular federal income tax. The fund may concentrate its investments in a particular segment of the bond market.
The fund does not limit itself to securities of a particular maturity range, however, a majority of its assets will typically be invested in intermediate to long-term maturities (3 years or longer).
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Credit Risk — The issuer of the fixed income security (including some government agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Geographic Risk — Because the fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political

Johnson Mutual Funds	Prospectus Dated May 1, 2026

developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in Ohio.
Political Risk — Substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
Segment Risk — Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds with the segment in the same manner.
As with any mutual fund investment, the fund’s returns may vary, and you could lose money.
GENERAL
From time to time, any fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a fund invests in shares of another mutual fund, the shareholders of the fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the fund may not achieve its investment objectives. Each fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
The investment objectives and strategies of any fund may be changed by the board of trustees without shareholder approval. However, shareholders will be provided with 60 days’ prior notice of any change in a fund’s investment objective.
PORTFOLIO DISCLOSURE
A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the funds’ Statement of Additional Information.
CYBERSECURITY
The computer systems, networks and devices used by the funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the funds and their service providers, systems, networks, or devices potentially can be breached. The funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the funds’ business operations, potentially resulting in financial losses; interference with the funds’ ability to calculate its NAV; impediments to trading; the inability of the funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the funds invest; counterparties with which the funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (“Johnson”) serves as investment Adviser to the funds. In this capacity, Johnson is responsible for the selection and ongoing monitoring of the securities in each fund’s investment portfolio and managing the funds’ business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati, Ohio area. As of December 31, 2024, Johnson has over $20 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions, and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.
For the fiscal year ended December 31, 2025, the funds paid the Adviser the following fees as a percentage of their average daily net assets (after fee waiver):
	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitations
Equity Income Fund	0.75%	0.75%	0.75%
Opportunity Fund	0.90%	0.90%	0.90%
Enhanced Return Fund	0.35%	0.35%	0.35%
Core Bond Fund	0.30%	0.25%	0.30%
Intermediate Bond Fund	0.30%	0.25%	0.30%
Short Duration Bond Fund	0.30%	0.25%	0.30%
Core Plus Bond Fund	0.45%	0.45%	0.45%
Municipal Income Fund	0.35%	0.35%	0.35%
The funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of ”street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Short Duration, Intermediate or Core Bond Funds, through its Rule 12b-1 distribution plan, or each fund’s respective Adviser (not the fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule, or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.
A discussion regarding the basis for the approval or renewal of the investment advisory contracts of the funds by the board of trustees is available in the most recent Semi-Annual Report to Shareholders for the period ended June 30, 2025.
PORTFOLIO MANAGERS
The Adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the funds. The chart below shows the team leader and additional team members for each fund.
		Equity Income	Opportunity	Enhanced Return	Core Bond	Intermediate Bond	Short Duration Bond	Core Plus Bond	Municipal Income
Bryan	Andress, CFA		M
Emilia	Connor-Brady, CFA								M
Chris	Godby, CFA		M
Jason	Jackman, CFA			M	M	M	M	M
Bill	Jung, CFA	M
Brian	Kute, CFA		L
Michael	Leisring, CFA			L	L	L	L	L	L
Ryan	Martin, CFA			M	M	M	M	M

Johnson Mutual Funds	Prospectus Dated May 1, 2026

		Equity Income	Opportunity	Enhanced Return	Core Bond	Intermediate Bond	Short Duration Bond	Core Plus Bond	Municipal Income
Charles	Rinehart, CFA	L
David	Theobald, CFA			M	M	M	M	M	M
Brandon	Zureick, CFA			M	M	M	M	M
The following describes each of the team members:
Mr. Andress is a CFA charter holder and is a member of the Opportunity Fund team. He is currently a Senior Research Analyst for the Adviser and has been with the Adviser since 2013.
Mrs. Connor-Brady is a CFA charter holder and a member of the Municipal Income Fund Team. She is a Credit Analyst for the Adviser and has been with the Adviser since 2018.
Mr. Godby is a CFA charter holder and is a member of the Opportunity Fund team. He is a Senior Research Analyst for the Adviser and has been with the Adviser since 2013.
Mr. Jackman is a CFA charter holder who is currently a member of the Johnson Fixed Income Fund and Municipal Income Fund teams. Mr. Jackman is the President and CEO of the Adviser. He has been with the Adviser since 1993.
Mr. Jung is a CFA charter holder who has been a member of the Equity Income Fund team since its inception. He is currently a Senior Research Analyst for the Adviser and has been with the Adviser since 2000.
Mr. Kute is a CFA charter holder and has been with the Adviser since 1994. He is currently the Managing Director of Research and Senior Portfolio Manager for the Adviser. Mr. Kute became the team leader of the Opportunity Fund in July.
Mr. Leisring is a CFA charter holder and is the team leader of the Enhanced Return, Core Bond, Intermediate Bond, Short Duration Bond, Core Plus Bond, and Municipal Income Funds’ teams. Mr. Leisring is the Chief Investment Officer — Fixed Income and has been a member of the portfolio management teams for the funds since July 2003. He has been with the Adviser since 1999.
Mr. Martin is a CFA charter holder and is a member of the Enhanced Return, Core Bond, Intermediate Bond, Short Duration Bond, and Core Plus Bond Funds’ team. He is currently a Portfolio Manager for the Adviser and has been with the Adviser since 2015.
Mr. Rinehart is a CFA charter holder who is currently the team leader of the Equity Income Fund, effective 2018. Mr. Rinehart is currently Chief Investment Officer for the Adviser and has been with the Adviser since 2010.
Mr. Theobald is a CFA charter holder and is a team member of the Enhanced Return, Core Bond, Intermediate Bond, Short Duration Bond, Core Plus Bond, and Municipal Income Funds’ teams. Mr. Theobald is currently a Senior Portfolio Manager for the Adviser and has been with the Adviser since 2013.
Mr. Zureick is a CFA charter holder and has been a team member of the Enhanced Return, Core Bond, Intermediate Bond, Short Duration Bond, and Core Plus Bond Funds’ teams since 2014. He is currently a Senior Managing Director and Portfolio Manager for the Adviser and has been with the Adviser since 2011.
The funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ respective ownership in the funds.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

SHAREHOLDER INFORMATION
PRICING FUND SHARES
The value of an individual share in a fund, the net asset value (NAV), is calculated by dividing the total value of the fund’s investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. NAV per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business and there exists shareholder orders for the fund and on any other day on which there is sufficient trading in the fund’s securities to materially affect the NAV. The NYSE is closed on weekends, most Federal holidays, and Good Friday. The NAV per share of each fund will fluctuate.
Requests to purchase, exchange and redeem shares are processed at the NAV calculated after Ultimus Fund Solutions, the funds’ Transfer Agent, receives your order. If you need additional information on how to buy, sell or exchange shares in a fund, please contact the Transfer Agent:
Regular Mail: Johnson Mutual Funds
C/O Ultimus Fund Solutions
P.O. Box 46707
Cincinnati, OH 45246
Overnight Mail: Johnson Mutual Funds
C/O Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
833-913-5253
Each fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the Adviser may value a fund’s assets at their fair value according to policies approved by the fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a fund calculates its NAV, the Adviser may need to price the security using the fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a fund owns a thinly traded stock, and the fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short term traders.
PURCHASE OF FUND SHARES
You may buy shares on any business day. This includes any day that a fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas Day.
You may buy shares of each fund at the fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.
Initial Purchase:   The minimum initial investment for each fund is provided in the table below.
Minimum Initial Investment
Equity Income Fund: Class I	$1,000,000
Equity Income Fund: Class S	$2,000
Opportunity Fund: Class I	$1,000,000
Opportunity Fund: Class S	$2,000
Enhanced Return Fund	$1,000,000
Core Bond Fund: Class I	$1,000,000
Core Bond Fund: Class F	$500,000
Core Bond Fund: Class S	$2,000
Intermediate Bond Fund: Class I	$1,000,000

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Minimum Initial Investment
Intermediate Bond Fund: Class F	$500,000
Short Duration Bond Fund: Class I	$1,000,000
Short Duration Bond Fund: Class F	$500,000
Core Plus Bond Fund	$1,000,000
Municipal Income Fund	$1,000,000
Due to federal limitations, the minimum initial investment for a Coverdell Education Savings Account is $500. You may diversify your investments by choosing a combination of any of the funds for your investment program.
Purchase Requests in Good Order
A purchase request will be considered to be in “good order” only if it includes all of the following:

♦
A completed and signed account application (for new accounts).

♦
The exact dollar amount of the investment.

♦
For existing accounts, the account number and the name(s) exactly as registered on the account.

♦
Payment in U.S. dollars, payable to the Fund.

♦
Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.
By Mail — You may purchase shares of any fund by following these steps:
♦
Complete and sign an application;

♦
Draft a check made payable to: Johnson Mutual Funds. Unacceptable Forms of Payment include cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares;

♦
Identify on the check and on the application the fund(s) in which you would like to invest; and

♦
Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire — You may purchase shares of any fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired to a newly established account, you must call the Transfer Agent first to open an account, obtain an account number and receive wire instructions.
You must mail a completed application to Johnson Mutual Funds before opening an account by wire transfer. Wire orders will be accepted only on a day on which the funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order’s trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the funds may charge a fee in the future.
By Automated Clearing House (ACH) — Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.
Initial and Subsequent Purchases by ACH
ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Bank Account Requirements
The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.
Right to Reject / Good Order
The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.
Shares may also be purchased and sold by individuals through other financial intermediaries. The funds have authorized these financial intermediaries to accept orders to buy shares on its behalf. An investor who invests in the funds through a financial intermediary should contact the financial intermediary for information regarding purchase procedures and requirements. When authorized financial intermediaries receive instructions in good order, the order is considered as being placed with the fund. Purchase orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; purchase orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV. Such financial intermediaries may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the funds. Investors that are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.
Additional Purchases:   You may buy additional shares of a fund at any time by mail ACH, or by bank wire if you meet the initial investment requirement for each fund. Each additional purchase request must contain:
♦
Name of your account(s);

♦
Account number(s); and

♦
Name of the fund(s) in which you wish to invest.

Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.
AUTOMATIC INVESTMENT OPTION
Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.
Each fund may limit the amount of purchases and reject any purchase request in whole or in part. If your check, ACH, or wire does not clear, you will be responsible for any loss incurred. The fund can sell other shares you own as reimbursement for any loss incurred.
CUSTOMER IDENTIFICATION PROGRAM
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.
REDEMPTION OF FUND SHARES
You may sell shares in a fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the fund’s securities at the time of your sale.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Redemption Requests in Good Order
A redemption request will be considered to be in “good order” only if it includes all of the following:

♦
The name of the Fund and the account number

♦
The exact dollar amount or number of shares to be redeemed

♦
The name(s) of the registered account owner(s), exactly as they appear on the account

♦
Signature(s) of all registered owner(s)

♦
Any required signature guarantee or medallion signature guarantee, if applicable

♦
Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.
Medallion Signature Guarantee Requirements
To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.
The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

♦
The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

♦
Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

♦
Proceeds are requested to be made payable to a person or entity other than the registered account owner;

♦
Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

♦
The account registration or ownership is being changed;

♦
Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

♦
Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.
Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.
Tax Withholding for IRAs
Federal Income Tax Withholding
Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

State Income Tax Withholding
Mandatory: We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state’s requirement is independent of federal withholding. Contact your tax advisor for the withholding amount or see your state’s website for more information.
Voluntary: If state tax withholding is voluntary in your state, you may request to have state tax withheld from your transaction.
Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.
Redemption Proceeds
Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via Automated Clearing House (ACH) until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder.
A fund may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call (800) 541-0170.
Telephone Transactions
You may purchase, exchange, or redeem Fund shares by calling (800) 541-0170. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.
Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.
During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.
The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions. If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.
For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.
The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.
Systematic Withdrawal Plan (“SWP”)
Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Payment for Shares and Good Funds Policy
The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.
Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.
During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.
If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.
Electronic Services and Online Account Transactions
The Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (“Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.
1. Eligibility for Online Account Establishment
Eligible investors may open certain new accounts online. To qualify, you must:

♦
Be a U.S. person of legal age with a valid U.S. mailing address;

♦
Provide a permanent U.S. street address (P.O. boxes are generally not accepted); and

♦
Provide a valid Social Security Number or Taxpayer Identification Number.

This process also includes the option to consent for the electronic delivery or Fund documents. Paper delivery is the default method unless you affirmatively select this option. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail. Use of all Online Services is subject to your acceptance of the terms and conditions of the online user agreement, which may be amended from time to time.
2. Online Transactions
All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (NAV) for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day’s NAV.

♦
Purchases: Initial and subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

♦
Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a Medallion Signature Guarantee (MSG) at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

3. Limitation of Liability
Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) cannot guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections.
It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Fund, its transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Any shareholders that invest in the fund through a financial intermediary should contact their financial intermediary regarding redemption procedures. The fund has authorized such financial intermediaries to accept orders to redeem shares on its behalf. A shareholder that invests in a fund through a financial intermediary should contact the financial intermediary for information regarding redemption procedures and requirements. When authorized financial intermediaries receive a redemption order in good form, the order is considered as being placed with the fund. Redemption orders received by the authorized financial intermediary before the close of regular trading on the NYSE will be transacted at that business day’s NAV; redemption orders received after the close of regular trading on the NYSE will be transacted at the next business day’s NAV.
When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings or under any emergency circumstances, as determined by the Securities and Exchange Commission, the funds may suspend sales of fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the funds, or facsimile to (877) 513-0756.
Involuntary Redemptions
To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below the $2,000 minimum for any reason other than a decline in the Fund’s net asset value (NAV). If your account falls below this required minimum, the Fund will provide you with 30 days’ written notice to increase your account balance. If the balance is not brought up to the required minimum within this notice period, the Fund may, at its sole discretion, redeem all shares and mail a check for the proceeds to your address of record.
All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines, in its sole discretion, to liquidate the Fund. In such an event, the Fund will provide notice to shareholders, but will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation or redemption is generally considered a taxable event and will create a capital gain or a capital loss. Shareholders should consult their tax advisors regarding any potential tax consequences.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed (a) when trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.
Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to: (i) reject or cancel all or any part of any purchase or exchange order; (ii) modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund; (iii) reject or cancel any request to establish a Systematic Purchase Plan or Systematic Redemption Plan; (iv) modify or terminate any sales charge waivers or exceptions; and (v) suspend, change or withdraw all or any part of the offering made by this prospectus.
EXCHANGING FUND SHARES
As a shareholder in any fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the fund into which you are making the exchange. You may make an exchange by telephone or by written request.
By Telephone — Shareholders may call (800) 541-0170 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.
An exchange is made by selling shares of one fund and using the proceeds to buy shares of another fund, with the NAV for the sale and the purchase calculated on the same day. See “How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.
Before making an exchange, you should consider the investment objective of the fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days’ prior notice to the shareholders.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

DIVIDENDS AND DISTRIBUTIONS
The Equity Income and Opportunity Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. The Enhanced Return, and Municipal Income Funds intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Core Bond, Intermediate Bond, Short Duration Bond and Core Plus Bond Funds intend to distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. Each fund intends to distribute its capital gains, if any, once a year, at year end.
The funds’ distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Although income in the Municipal Income Fund is federally tax exempt, it is possible that a portion of the income may be taxable.
Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. If cash payment is requested, a check will be mailed within 7 business days (normally within 3 business days) after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA’s and 403(b) plans paid in cash only if you are 591∕2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.
FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES
The funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of fund shares held by long term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. Redemptions are monitored by the funds’ Transfer Agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a fund that indicates market timing or trading that it determines is abusive. This policy applies to all fund shareholders. While each fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.
Account Statements and Transaction Confirmations
You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.
It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.
Lost Shareholders, Inactive Accounts and Unclaimed Property
Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.
Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.
In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.
For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.
In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.
Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment
If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.
For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.
Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.
Dividends and capital gain distributions checks are not cashed within 180 days; or

3.
Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.
TAXES
In general, selling shares of a fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.
Cost Basis Reporting
The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.
The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at (800) 541-0170, or through your online account portal, where available.
Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.
The IRS treats interest on certain ‘private activity’ bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. If it does so, a portion of its dividends may be treated as a tax preference item. In addition, although the Municipal Income Fund invests primarily in tax-exempt securities, a portion of its assets may generate income that is not exempt from federal or state income tax, and any capital gains distributed by the fund may be taxable.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

You are not required to pay federal regular income tax on any dividends received from a fund that represents net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal Alternative Minimum Tax. Income that is exempt from federal tax may be subject to state and local income tax.
Each fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state, or local taxes, the tax effect of distributions and withdrawals from the funds and the use of the Exchange Privilege.
Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, a fund will be required to withhold and remit to the IRS 30% of the dividends, distributions, and sales proceeds payable to the shareholder. A fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the fund will make a corresponding charge against the shareholder account.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with each fund’s financial statements, is included in the funds’ annual report, which is available upon request and without charge.
Selected Data for a Share Outstanding Throughout each Year or Period
	NET ASSET VALUE, BEGINNING OF YEAR/ PERIOD	NET INVESTMENT INCOME	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL OPERATIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	TOTAL DISTRIBUTIONS
	$	$	$	$	$	$	$
EQUITY INCOME FUND — CLASS I
2025	35.65	0.38(c)	3.83	4.21	(0.37)	(1.23)	(1.60)
2024	34.15	0.42(c)	3.63	4.05	(0.45)	(2.10)	(2.55)
2023	30.91	0.33(c)	3.81	4.14	(0.30)	(0.60)	(0.90)
2022	36.44	0.28	(3.82)	(3.54)	(0.30)	(1.69)	(1.99)
2021	31.35	0.21	7.92	8.13	(0.21)	(2.83)	(3.04)
EQUITY INCOME FUND — CLASS S*
2025	35.65	0.29(c)	3.86	4.15	(0.28)	(1.23)	(1.51)
2024	34.14	0.33(c)	3.63	3.96	(0.35)	(2.10)	(2.45)
2023*	33.21	0.10(c)	1.71	1.81	(0.28)	(0.60)	(0.88)
OPPORTUNITY FUND — CLASS I
2025	51.87	0.32(c)	1.87	2.19	(0.30)	(2.22)	(2.52)
2024	49.89	0.35(c)	4.67	5.02	(0.33)	(2.71)	(3.04)
2023	44.15	0.31(c)	7.26	7.57	(0.31)	(1.52)	(1.83)
2022	52.62	0.29	(6.83)	(6.54)	(0.29)	(1.64)	(1.93)
2021	45.55	0.38	13.55	13.93	(0.39)	(6.47)	(6.86)
OPPORTUNITY FUND — CLASS S*
2025	51.88	0.19(c)	1.86	2.05	(0.17)	(2.22)	(2.39)
2024	49.89	0.22(c)	4.67	4.89	(0.19)	(2.71)	(2.90)
2023*	46.83	0.06(c)	4.79	4.85	(0.27)	(1.52)	(1.79)
	NET ASSET VALUE, END OF YEAR/ PERIOD	TOTAL RETURN(a)	NET ASSETS, END OF YEAR/ PERIOD (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS(h)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS(h)	PORTFOLIO TURNOVER RATE(b)
	$	%	$	%	%	%
EQUITY INCOME FUND — CLASS I
2025	38.26	11.77	585.17	0.75	1.02	21.15
2024	35.65	11.79	534.82	0.75	1.14	20.64
2023	34.15	13.42	484.82	0.94(d)	1.00	32.38
2022	30.91	(9.74)	551.27	1.00	0.84	22.66
2021	36.44	25.96	609.71	1.00	0.62	29.91
EQUITY INCOME FUND — CLASS S*
2025	38.29	11.59	125.33	1.00	0.77	21.15
2024	35.65	11.53	125.51	1.00	0.89	20.64
2023*	34.14	5.46(e)	135.34	1.00(f)	1.00(f)	32.38(e)
OPPORTUNITY FUND — CLASS I
2025	51.54	4.15	156.33	0.90	0.61	29.15
2024	51.87	10.03	151.04	0.90	0.65	20.74
2023	49.89	17.12	112.88	0.97(g)	0.66	22.66
2022	44.15	(12.46)	115.09	1.00	0.63	26.51
2021	52.62	30.59	126.09	1.00	0.84	38.97
OPPORTUNITY FUND — CLASS S*
2025	51.54	3.88	17.88	1.15	0.36	29.15
2024	51.88	9.77	18.74	1.15	0.40	20.74
2023*	49.89	10.35(e)	20.24	1.15(f)	0.44(f)	22.66

*
Class S began operations on September 15, 2023.

(a)
Total return is a measure of the change in value of an investment in the fund over the years or period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The total return would have been lower if the adviser had not reduced fees.

(b)
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.

(c)
Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(d)
Effective September 15, 2023, the Management Fee reduced from 1.00% to 0.75%.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

(e)
Not annualized.

(f)
Annualized.

(g)
Effective September 15, 2023, the Management Fee reduced from 1.00% to 0.90%.

(h)
For the Opportunity Fund, Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES	TOTAL OPERATIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED CAPITAL GAINS	TOTAL DISTRIBUTIONS
	$	$	$	$	$	$	$
ENHANCED RETURN FUND
2025	17.19	0.68	2.45	3.13	(0.69)	(2.58)	(3.27)
2024	15.08	0.54	2.82	3.36	(0.56)	(0.69)	(1.25)
2023	12.35	0.30	2.75	3.05	(0.32)	—	(0.32)
2022	17.41	0.14	(4.25)	(4.11)	(0.17)	(0.78)	(0.95)
2021	19.12	0.16	4.92	5.08	(0.18)	(6.61)	(6.79)
	NET ASSET VALUE, END OF YEAR	TOTAL RETURN(a)	NET ASSETS, END OF YEAR (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
	$	%	$	%	%	%
ENHANCED RETURN FUND
2025	17.05	18.42	306.16	0.35	3.74	58.65
2024	17.19	22.37	290.13	0.35	3.19	46.25
2023	15.08	24.91	251.52	0.35	2.18	36.66
2022	12.35	(23.56)	206.48	0.35	0.96	42.99
2021	17.41	26.51	322.89	0.35	0.65	40.89

(a)
Total return is a measure of the change in value of an investment in the fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The total return would have been lower if the adviser had not reduced fees.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

	NET ASSET VALUE, BEGINNING OF YEAR/ PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL OPERATIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED CAPITAL GAINS	TOTAL DISTRIBUTIONS	NET ASSET VALUE, END OF YEAR/ PERIOD	TOTAL RETURN(a)
	$	$	$	$	$	$	$	$	%
INSTITUTIONAL CORE BOND FUND — CLASS I
2025	14.15	0.56(d)	0.54	1.10	(0.57)	—	(0.57)	14.68	7.86
2024	14.50	0.52(d)	(0.35)	0.17	(0.52)	—	(0.52)	14.15	1.21
2023	14.17	0.44(d)	0.31	0.75	(0.42)	—	(0.42)	14.50	5.43
2022	16.80	0.32	(2.61)	(2.29)	(0.34)	—	(0.34)	14.17	(13.70)
2021	17.45	0.26	(0.62)	(0.36)	(0.29)	—	(0.29)	16.80	(2.04)
INSTITUTIONAL CORE BOND FUND — CLASS F
2025	14.36	0.54(d)	0.56	1.10	(0.55)	—	(0.55)	14.91	7.79
2024	14.73	0.51(d)	(0.37)	0.14	(0.51)	—	(0.51)	14.36	0.97
2023	14.39	0.42(d)	0.33	0.75	(0.41)	—	(0.41)	14.73	5.29
2022	17.06	0.32	(2.66)	(2.34)	(0.33)	—	(0.33)	14.39	(13.81)
2021	17.61	0.33	(0.71)	(0.38)	(0.17)	—	(0.17)	17.06	(2.15)
INSTITUTIONAL CORE BOND FUND — CLASS S
2025	14.13	0.52(d)	0.55	1.07	(0.54)	—	(0.54)	14.66	7.66
2024	14.50	0.48(d)	(0.35)	0.13	(0.50)	—	(0.50)	14.13	0.88
2023*	13.90	0.13(d)	0.61	0.74	(0.14)	—	(0.14)	14.50	5.35(e)
	NET ASSETS, END OF YEAR/ PERIOD (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER WAIVER(b)	PORTFOLIO TURNOVER RATE(c)
	$	%	%	%	%	%
INSTITUTIONAL CORE BOND FUND — CLASS I
2025	1,862.60	0.30	0.25	3.80	3.85	13.24
2024	1,740.61	0.30	0.25	3.55	3.60	47.17
2023	1,572.04	0.30	0.25	3.08	3.13	31.63
2022	569.86	0.30	0.25	2.04	2.09	33.21
2021	640.68	0.30	0.25	1.46	1.51	42.67
INSTITUTIONAL CORE BOND FUND — CLASS F
2025	11.46	0.55	0.40	3.55	3.70	13.24
2024	10.40	0.55	0.40	3.31	3.46	47.17
2023	6.29	0.55	0.40	2.79	2.89	31.63
2022	3.02	0.55	0.40	1.76	1.91	33.21
2021	4.22	0.55	0.40	1.19	1.34	42.67
INSTITUTIONAL CORE BOND FUND — CLASS S
2025	28.25	0.55	0.50	3.55	3.60	13.24
2024	32.56	0.55	0.50	3.30	3.35	47.17
2023*	39.70	0.55(f)	0.50(f)	3.10(f)	3.15(f)	31.63

(a)
Total return is a measure of the change in value of an investment in the fund over the years or period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The total return would have been lower if the adviser had not reduced fees.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the adviser retains the right to remove the waiver after Apil 30, 2026.

(c)
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.

(d)
Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(e)
Not annualized.

(f)
Annualized.

*
Fund began operations on September 15, 2023.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL OPERATIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED CAPITAL GAINS	TOTAL DISTRIBUTIONS	NET ASSET VALUE, END OF YEAR	TOTAL RETURN(a)
	$	$	$	$	$	$	$	$	%
INSTITUTIONAL INTERMEDIATE BOND FUND — CLASS I
2025	14.47	0.59(d)	0.46	1.05	(0.60)	—	(0.60)	14.92	7.39
2024	14.59	0.53(d)	(0.11)	0.42	(0.54)	—	(0.54)	14.47	2.93
2023	14.26	0.41(d)	0.34	0.75	(0.42)	—	(0.42)	14.59	5.38
2022	16.03	0.30	(1.77)	(1.47)	(0.30)	—	(0.30)	14.26	(9.18)
2021	16.60	0.25	(0.52)	(0.27)	(0.26)	(0.04)	(0.30)	16.03	(1.66)
INSTITUTIONAL INTERMEDIATE BOND FUND — CLASS F
2025	14.78	0.58(d)	0.47	1.05	(0.59)	—	(0.59)	15.24	7.19
2024	14.89	0.52(d)	(0.10)	0.42	(0.53)	—	(0.53)	14.78	2.84
2023	14.55	0.40(d)	0.34	0.74	(0.40)	—	(0.40)	14.89	5.20
2022	16.37	0.27	(1.80)	(1.53)	(0.29)	—	(0.29)	14.55	(9.32)
2021	16.84	0.22	(0.53)	(0.31)	(0.12)	(0.04)	(0.16)	16.37	(1.83)
INSTITUTIONAL SHORT DURATION BOND FUND — CLASS I
2025	14.84	0.57(d)	0.29	0.86	(0.59)	—	(0.59)	15.11	5.91
2024	14.69	0.47(d)	0.15	0.62	(0.47)	—	(0.47)	14.84	4.30
2023	14.32	0.29(d)	0.39	0.68	(0.31)	—	(0.31)	14.69	4.78
2022	15.15	0.14	(0.79)	(0.65)	(0.18)	—	(0.18)	14.32	(4.29)
2021	15.44	0.13	(0.27)	(0.14)	(0.15)	—	(0.15)	15.15	(0.91)
INSTITUTIONAL SHORT DURATION BOND FUND — CLASS F
2025	15.02	0.56(d)	0.29	0.85	(0.58)	—	(0.58)	15.29	5.72
2024	14.87	0.45(d)	0.16	0.61	(0.46)	—	(0.46)	15.02	4.13
2023	14.49	0.27(d)	0.40	0.67	(0.29)	—	(0.29)	14.87	4.68
2022	15.33	0.14	(0.82)	(0.68)	(0.16)	—	(0.16)	14.49	(4.47)
2021	15.63	0.10	(0.27)	(0.17)	(0.13)	—	(0.13)	15.33	(1.09)
	NET ASSETS, END OF YEAR (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER WAIVER(b)	PORTFOLIO TURNOVER RATE(c)
	$	%	%	%	%	%
INSTITUTIONAL INTERMEDIATE BOND FUND — CLASS I
2025	277.31	0.30	0.25	3.95	4.00	44.89
2024	297.57	0.30	0.25	3.60	3.65	54.63
2023	248.12	0.30	0.25	2.85	2.90	46.33
2022	233.65	0.30	0.25	1.93	1.98	46.94
2021	254.72	0.30	0.25	1.45	1.50	32.34
INSTITUTIONAL INTERMEDIATE BOND FUND — CLASS F
2025	0.079	0.55	0.40	3.69	3.84	44.89
2024	0.007	0.55	0.40	3.34	3.49	54.63
2023	0.007	0.55	0.40	2.59	2.74	46.33
2022	0.007	0.55	0.40	1.66	1.81	46.94
2021	0.007	0.55	0.40	1.20	1.35	32.34
INSTITUTIONAL SHORT DURATION BOND FUND — CLASS I
2025	162.91	0.30	0.25	3.74	3.79	35.87
2024	247.85	0.30	0.25	3.11	3.16	40.49
2023	201.45	0.30	0.25	1.94	1.99	36.84
2022	229.47	0.30	0.25	1.00	1.05	21.53
2021	347.32	0.30	0.25	0.76	0.81	58.31

Johnson Mutual Funds	Prospectus Dated May 1, 2026

	NET ASSETS, END OF YEAR (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE WAIVER(b)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER WAIVER(b)	PORTFOLIO TURNOVER RATE(c)
	$	%	%	%	%	%
INSTITUTIONAL SHORT DURATION BOND FUND — CLASS F
2025	0.044	0.55	0.40	3.52	3.67	35.87
2024	0.008	0.55	0.40	2.82	2.97	40.49
2023	0.007	0.55	0.40	1.70	1.85	36.84
2022	0.007	0.55	0.40	0.75	0.90	21.53
2021	0.007	0.55	0.40	0.51	0.66	58.31

(a)
Total return is a measure of the change in value of an investment in the fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The total return would have been lower if the adviser had not reduced fees.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the adviser retains the right to remove the waiver after Apil 30, 2026.

(c)
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.

(d)
Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

	NET ASSET VALUE, BEGINNING OF YEAR/ PERIOD	NET INVESTMENT INCOME	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS(h)	TOTAL OPERATIONS	DISTRIBUTIONS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	DISTRIBUTIONS FROM RETURN OF CAPITAL	TOTAL DISTRIBUTIONS
	$	$	$	$	$	$	$	$
CORE PLUS BOND FUND
2025	12.57	0.55	0.45	1.00	(0.56)	—	—	(0.56)
2024	12.96	0.53	(0.39)	0.14	(0.53)	—	—	(0.53)
2023	12.66	0.41	0.31	0.72	(0.42)	—	—	(0.42)
2022	15.04	0.29	(2.34)	(2.05)	(0.33)	—	—	(0.33)
2021*	15.00	0.03	0.04	0.07	(0.03)	—	—	(0.03)
MUNICIPAL INCOME FUND
2025	16.18	0.56	0.03	0.59	(0.57)	—	—	(0.57)
2024	16.60	0.53	(0.42)	0.11	(0.53)	—	—	(0.53)
2023	16.15	0.46	0.45	0.91	(0.46)	—	—	(0.46)
2022	17.98	0.37	(1.83)	(1.46)	(0.37)	—	—	(0.37)
2021	18.28	0.32	(0.27)	0.05	(0.32)	(0.03)	(0.00)(f)	(0.35)
	NET ASSET VALUE, END OF YEAR/ PERIOD	TOTAL RETURN(a)	NET ASSETS, END OF YEAR/PERIOD (millions)	RATIO OF EXPENSES TO AVERAGE NET ASSETS BEFORE WAIVER(b)(g)	RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER WAIVER(b)(g)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE WAIVER(b)(g)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS AFTER WAIVER(b)(g)	PORTFOLIO TURNOVER RATE
	$	%	$	%		%		%
CORE PLUS BOND FUND
2025	13.01	8.07	52.44	0.45	0.45	4.32	4.32	27.91
2024	12.57	1.13	43.12	0.65	0.45	4.02	4.22	50.28
2023	12.96	5.81	22.60	1.34	0.45	2.41	3.30	45.24
2022	12.66	(13.71)	14.36	1.14	0.45	1.43	2.12	42.09
2021*	15.04	0.44(c)	16.42	0.55(d)	0.45(d)	1.55(d)	1.65(d)	69.02(c)
MUNICIPAL INCOME FUND
2025	16.20	3.71	180.91	0.30	n/a	3.52	n/a	36.07
2024	16.18	0.69	169.40	0.30	n/a	3.21	n/a	26.39
2023	16.60	5.76	174.54	0.56(e)	n/a	2.78	n/a	17.28
2022	16.15	(8.10)	190.50	0.65	n/a	2.14	n/a	21.30
2021	17.98	0.30	274.98	0.65	n/a	1.78	n/a	9.11

(a)
Total return is a measure of the change in value of an investment in the fund over the year or period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The total return would have been lower if the adviser had not reduced fees.

(b)
For the Core Plus Bond Fund, the Adviser waived a portion of the 45% management fees to sustain a net fee of 0.45% during the years ended December 31, 2024 and prior.

(c)
Not annualized.

(d)
Annualized.

(e)
Effective September 15, 2023, the Management Fee was reduced from 0.65% to 0.30%.

(f)
Amount rounds to less than $0.005 per share.

(g)
For the Municipal Income Fund, Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(h)
For Core Plus Bond Fund, “and Futures”.

*
Fund began operations on November 17, 2021

Johnson Mutual Funds	Prospectus Dated May 1, 2026

Client Privacy
The relationship between Johnson Investment Counsel, Inc., our affiliates (Johnson Trust Company, Johnson Financial, Inc. and Johnson Mutual Funds) and our clients is the most important asset of our firm. We strive to maintain your trust and confidence, which is an essential aspect of our commitment to protect your personal information to the best of our ability. We believe that our clients value their privacy, and we do not disclose your nonpublic personal information to third parties unless it is permitted or required by law, at your direction, or is necessary to provide you with our services. We have not and will not sell your personal information to anyone.
PERSONAL INFORMATION
Johnson Investment Counsel and our affiliates collect and maintain your nonpublic personal information so that we can better provide investment management and trust services to you. The types and categories of information that we collect and maintain about you include:
♦
Information we receive from you to open an account or provide investment advice and trust services, such as your home address, telephone number, date of birth, social security number, and financial information.

♦
Information about your transactions that we need to service your account, such as trade confirmations, account statements and other financial information.

In order for us to provide investment management and trust services to you, it is sometimes necessary for us to disclose your personal information to third parties (e.g., brokers, custodians, regulators, and tax return preparers). In addition, we also outsource certain functions to various nonaffiliated third-party vendors. To allow these vendors to perform their contracted services, the firm may disclose certain nonpublic personal information about its clients to these vendors. While our contractual arrangements with third-party vendors prohibits third-party vendors from disclosing or using client information other than for the purposes of performing services for the firm, third-party vendors could experience information security breaches or other incidents that could expose client information. The occurrence of such an incident at a third-party vendor is outside of the firm’s control.
FIRM-WIDE PRACTICES
To fulfill our privacy commitment at Johnson Investment Counsel, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:
♦
Adopting procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

♦
Limiting access to personal information to those employees and service providers who need to know that information to perform their job duties or to provide products or services to you.

♦
Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

♦
Protecting information of our former clients to the same extent as our current clients.

At Johnson Investment Counsel, we value your privacy.

Johnson Mutual Funds	Prospectus Dated May 1, 2026

INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Fund Solutions
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202
LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202-4089
Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the funds’ policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the funds’ affiliates. Shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the funds’ performance results as of the funds’ latest semi-annual or annual fiscal year end.
Call the funds at 513-661-3100 or 800-541-0170 or visit our website at www.johnsonmutualfunds.com to request free copies of the SAI and the funds’ annual and semi-annual reports, to request other information about the funds and to make shareholder inquiries.
You may review and copy information about the funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Investment Company Act #811-07254

Statement of Additional Information	May 1, 2026

Statement of Additional Information dated May 1, 2026

♦	Johnson Equity Income Fund	JEQIX, JEQSX
♦	Johnson Opportunity Fund	JOPPX, JOSSX
♦	Johnson Enhanced Return Fund	JENHX
♦	Johnson Institutional Core Bond Fund	JIBFX, JIMFX, JIBSX
♦	Johnson Institutional Intermediate Bond Fund	JIBEX, JIMEX
♦	Johnson Institutional Short Duration Bond Fund	JIBDX, JIMDX
♦	Johnson Core Plus Bond Fund	JCPLX
♦	Johnson Municipal Income Fund	JMUNX

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Johnson Mutual Funds listed above dated May 1, 2026. This SAI incorporates by reference the financial statements and report of independent registered public accounting firm in the Trust’s Annual Report to Shareholders for the period ended December 31, 2025 (the “Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing to the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, by calling the Trust at 513-661-3100 or 800-541-0170, or by visiting our website at www.johnsonmutualfunds.com.

Johnson Mutual Funds	SAI Dated May 1, 2026

2

Johnson Mutual Funds	SAI Dated May 1, 2026

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of nine series are currently authorized: the Johnson Equity Income Fund (established August 24, 2005), the Johnson Opportunity Fund (established February 15, 1994), the Johnson Enhanced Return Fund (established August 24, 2005), the Johnson Institutional Core Bond Fund (established August 31, 2000), the Johnson Institutional Intermediate Bond Fund (established August 31, 2000), the Johnson Institutional Short Duration Bond Fund (established August 31, 2000), the Johnson Core Plus Bond Fund (established September 7, 2021), and the Municipal Income Fund (established February 14, 1994), collectively referred to as “the Funds”. The Enhanced Return, Core Bond, Intermediate Bond, Short Duration Bond, Core Plus Bond and Municipal Income Funds are collectively known as the “Bond Funds”. All Funds are diversified. Johnson Investment Counsel, Inc. serves as Investment Adviser to the Funds.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, if Johnson Investment Counsel, Inc. (the “Adviser”) deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A.	EQUITY SECURITIES

Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

3

Johnson Mutual Funds	SAI Dated May 1, 2026

B.	INVESTMENT COMPANY SECURITIES

A Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limitation”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limitation”), unless: (i) the underlying investment company and/or the funds have received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the fund take appropriate steps to comply with any conditions in such order.

The Funds may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a fund and all affiliated persons of the fund; and (ii) the fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation pursuant to Section 12(d)(1)(F), provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

4

Johnson Mutual Funds	SAI Dated May 1, 2026

C.	EXCHANGE TRADED FUNDS

Each Fund may invest in a range of exchange-traded funds (“ETFs”). The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

D.	FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

5

Johnson Mutual Funds	SAI Dated May 1, 2026

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

●   Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

●   May be maintained in cash or certain other liquid assets by the Fund’s custodian for the benefit of the FCM; and

●   Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

6

Johnson Mutual Funds	SAI Dated May 1, 2026

E.	QUALITY RATINGS

The Adviser considers securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. For the Bond Funds, except the Core Plus Bond Fund, if the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Bond Fund (except the Core Plus Bond Fund) will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

F.	CORPORATE DEBT SECURITIES

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Bond Fund (except the Core Plus Bond Fund) will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

G.	FIXED INCOME SECURITIES

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

7

Johnson Mutual Funds	SAI Dated May 1, 2026

H.	U.S. GOVERNMENT SECURITIES

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances but are neither insured nor guaranteed by the U.S. government. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

8

Johnson Mutual Funds	SAI Dated May 1, 2026

I.	MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

J.	COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

K.	ZERO COUPON AND PAY-IN-KIND BONDS

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Each Bond Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and, therefore, present risks similar to zero coupon bonds.

9

Johnson Mutual Funds	SAI Dated May 1, 2026

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could at times be required to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

10

Johnson Mutual Funds	SAI Dated May 1, 2026

L.	FINANCIAL SERVICE INDUSTRY OBLIGATIONS

Financial service industry obligations include among others, the following:

1.    Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.    Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.    Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

M.	ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments and if a security were trading at a discount, its total return would be increased by prepayments. No Bond Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

N.	FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS

Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

11

Johnson Mutual Funds	SAI Dated May 1, 2026

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund’s portfolio are subject to changes in market value based on the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way—i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchases securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund’s assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund’s commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund’s total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund’s total assets that may be committed to such purchases or repurchases.

O.	RESTRICTED SECURITIES

Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

12

Johnson Mutual Funds	SAI Dated May 1, 2026

P.	OPTION TRANSACTIONS

Each Fund may engage in option transactions involving individual securities and market indices and engage in related closing transactions. An option involves either (1) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (2) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted and, in return, the seller of such an option is obligated to make the payment. The Fund will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a loss. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date. Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the fund losing a greater percentage of its investment than if the transaction was effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

Q.	LOANS OF PORTFOLIO SECURITIES

Each Fund may make short- and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

13

Johnson Mutual Funds	SAI Dated May 1, 2026

R.	FOREIGN SECURITIES

The Opportunity Fund and the Equity Income Fund, may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares that it holds in custody. These Funds may also invest in dollar denominated foreign equity securities issued by foreign companies, foreign governments or international organizations. The Bond Funds, except the Municipal Income Fund, may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. No Fund, except for the Core Plus Bond Fund, will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% for the Equity Income or Opportunity Funds, or 30% of the value of the total assets of the Bond Funds. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

S.	REPURCHASE AGREEMENTS

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

T.	WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

14

Johnson Mutual Funds	SAI Dated May 1, 2026

U.	SHORT SALES

Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds will not affect short sales of securities unless they own or have the right to obtain securities equivalent in-kind and amount to the securities sold short. A Fund may sell short a security that it owns because it does not want to close out its position in the security for tax or other reasons.

V.	MUNICIPAL SECURITIES

Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities, or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

15

Johnson Mutual Funds	SAI Dated May 1, 2026

The two principal classifications of municipal securities are “general obligations” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and to the extent of its taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund, except the Core Plus Bond Fund, will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

As the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio that could affect the creditworthiness and the value of the securities in the Fund’s portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. Future national, regional or statewide economic difficulties and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

W.	CLOSED-END FUNDS

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

16

Johnson Mutual Funds	SAI Dated May 1, 2026

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

17

Johnson Mutual Funds	SAI Dated May 1, 2026

INVESTMENT LIMITATIONS

A.	FUNDAMENTAL

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.     Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.     Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.     Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.     Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.     Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.     Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

18

Johnson Mutual Funds	SAI Dated May 1, 2026

7.     Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.	NON-FUNDAMENTAL

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.     Pledging - The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens, and collateral arrangement with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.

2.     Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.     Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.     Short Sales - The Funds will not affect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

19

Johnson Mutual Funds	SAI Dated May 1, 2026

5.     Futures and Options - The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

6.     Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.     Issuers – No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

8.     Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9.     Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested as follows: Equity Income Fund, income-producing equity securities; the Bond Funds, fixed income securities; and Municipal Income Fund, municipal securities. None of these Funds will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

20

Johnson Mutual Funds	SAI Dated May 1, 2026

NAME, ADDRESS, (YEAR OF BIRTH)	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Interested Trustee
Timothy E. Johnson (1942)* 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Founder of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	8	None
Independent Trustees
Mr. Jonathan Adams (1977) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Adams is currently President of the SALIX Data company, a data analytics company (1999 to present). He is also a board member of the following entities: City Gospel Mission (homeless shelter, 2016 to present), Cincinnati Hills Christian Academy (private school, 2016 to 2022), Risksource (insurance agency, 2018 to present) and the Goering Center (center for business, 2019 to present).	8	None
James J. Berrens (1965) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015	8	None
Mr. Dale Coates (1958) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Coates is currently retired. He previously was Vice President and a Portfolio Manager for the Adviser, Johnson Investment Counsel, Inc. During his time with the Adviser, Mr. Coates served as Vice President to the Johnson Mutual Funds Trust from 1993 through his retirement in 2021.	8	None
Ms. Julie Murphy (1963) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Ms. Murphy is vice president of Territorium, Inc., an educational technology company (2022 to present), and a consultant and owner of The Marketing Alliance, a consulting company (2005 to present). She was also the General Manager of Act, Inc., a testing company from 2019 through 2022.	8	None
Dr. Jeri B. Ricketts (1957) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986.	8	None
Mr. Gregory Simpson (1962) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2023	Mr. Simpson is currently retired but provides technical consulting as an independent consultant. Previously, he served as Chief Technology Officer and AI Leader of Synchrony Financial Services (2014-2021).	8	None

21

Johnson Mutual Funds	SAI Dated May 1, 2026

Officers
Jason O. Jackman (1971) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President of the Adviser	N/A	N/A
Alex J. Bey (1987) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 2025	Client Portfolio Specialist for the Trust’s Adviser	N/A	N/A
Scott J. Bischoff (1966) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (1971) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary/ Treasurer	Since 2007	Fund Administration and Compliance Associate for the Trust’s Adviser	N/A	N/A

●	Mr. Johnson is an interested person of the Trust because he is the Founder of the Trust’s Adviser.

22

Johnson Mutual Funds	SAI Dated May 1, 2026

Board Leadership Structure. The Trust is led by Mr. Jason Jackman, who has served as the President (principal executive officer) of the Trust, since December 2013 and Mr. Dale Coates, an independent Trustee who serves as Chairman of the Board. The Board of Trustees is comprised of one (1) Interested Trustee and seven (7) Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). Mr. Coates serves as the Chairman, so the Trust has not otherwise designated a Lead Independent Trustee. However, governance guidelines provide that all the Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee and a Nominating Committee with separate chairs. The Trust does not have any other committees. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have the leadership roles split between Mr. Jackman and Mr. Coates who are collective seen by shareholders, business partners and other stakeholders as providing strong leadership and dual oversight of the Funds’ operations. The Trust believes that its President and Chairman, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds, and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised of one (1) Interested Trustee and seven (7) Independent Trustees with an Audit Committee and Nominating Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Scott J. Bischoff in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Timothy E. Johnson, Ph.D., is the founder of the Trust’s investment adviser. Mr. Johnson is also a Professor of Finance at the University of Cincinnati. He is the author of three textbooks, has written numerous journal articles on finance and has spoken at many seminars around the country. Mr. Johnson is also an active member of numerous professional and civic organizations in the Greater Cincinnati community. Mr. Johnson holds a B.A. in Economics from North Park University, an M.B.A. in Finance from the University of Akron, and a Ph.D. in Finance from University of Illinois.

23

Johnson Mutual Funds	SAI Dated May 1, 2026

Mr. Dale Coates, who serves as a Trustee and Chairman of the Trust, retired from the Adviser in 2021. Prior to his retirement, Mr. Coates was Vice President and a Portfolio Mager for the Adviser. He also served as Vice President to the Trust from 1993 through 2021. Mr. Jonathan Adams is currently President of the SALIX Data company, a data analytics company (1999 to present). He is also a board member of the following entities: City Gospel Mission (homeless shelter, 2016 to present), Cincinnati Hills Christian Academy (private school, 2016 to 2022), Risksource (insurance agency, 2018 to present) and the Goering Center (center for business, 2019 to present). Mr. James Berrens is the Chief Executive Officer of Christian Community Health Services, a position he has held since May 2015. Mr. Berrens has many years of experience preparing and analyzing financial statements, which is beneficial to the Board during its review of the Trust’s financial statements and dealing with other accounting issues. Ms. Julie Murphy is vice president of Territorium, Inc., an educational technology company (2022 to present), and a consultant and owner of The Marketing Alliance, a consulting company (2005 to present). She was also the General Manager of Act, Inc., a testing company from 2019 through 2022. Dr. Jeri Ricketts is Associate Professor Emeritus of Accounting, and retired Director of the Carl H. Lindner Honors-PLUS Business Program at the University of Cincinnati. She worked as an auditor before returning in 1981 to work on her MBA at the University of Cincinnati. After completing her MBA, she entered the PhD program at UC, obtaining her PhD in accounting in 1986. Mr. Gregory Simpson is currently retired but provides technical consulting as an independent consultant. Previously, Mr. Simpson served as Chief Technology Officer and AI Leader of Synchrony Financial Services (2014-2021).

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them highly qualified.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2025. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees. The Nominating Committee did not meet during the fiscal year ended December 31, 2025.

24

Johnson Mutual Funds	SAI Dated May 1, 2026

The dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Trust as of March 31, 2026, are as follows:

Name of Trustee	Equity Income	Opportunity	Enhanced Return	Core Bond	Short Duration	Municipal Income	In Aggregate
Tim Johnson	over $100,000	over $100,000	over $100,000	over $100,000		none	over $100,000
Jonathan Adams	none	none	none	none		none	none
James Berrens	over $100,000	none	none	over $100,000	none	none	over $100,000
Dale Coates	over $100,000	over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	$10,000- $50,000	over $100,000
Julie Murphy	none	none	none	none	none	none	none
Jeri Ricketts	none	none	none	none	none	none	none
Gregory Simpson	none	none	none	none	none	none	none

None of the Trustees owned shares of the Intermediate Bond or Core Plus Bond Funds.

The compensation paid to the Trustees of the Trust for the year ended December 31, 2025 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST(THE TRUST IS NOT IN A FUND COMPLEX) [1]
Timothy E. Johnson	$30,000
Jonathan Adams	$25,000
James J. Berrens	$25,000
Dale Coates	$25,000
Julie Murphy	$25,000
Jeri B. Ricketts	$25,000
Gregory Simpson	$25,000

1 Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

As of March 31, 2026, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

EQUITY INCOME FUND CLASS I
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	98.81%

25

Johnson Mutual Funds	SAI Dated May 1, 2026

OPPORTUNITY FUND CLASS I
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	99.07%

ENHANCED RETURN FUND
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	97.99%

CORE BOND FUND CLASS I
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	68.27%
SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456	10.17%
US Bank, 425 Walnut St, Cincinnati, OH 45202	8.73%
National Financial Services LLC, 499 Washington Blvd, Jersey City, New Jersey 07310	6.97%

CORE BOND FUND CLASS F
LPL Financial FBO Customer Accounts, 4707 Executive Drive, San Diego, California 92121	99.42%

INTERMEDIATE BOND FUND CLASS I
Covenant Trust Company, 5215 Old Orchard Rd, Suite 725, Skokie, Illinois 60077	5.98%
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	67.91%
National Financial Services LLC, 499 Washington Blvd, Jersey City, New Jersey 07310	23.45%

INTERMEDIATE BOND FUND CLASS F
Charles Schwab & Company	84.89%

SHORT DURATION BOND FUND
Covenant Trust Company, 5215 Old Orchard Rd, Suite 725, Skokie, Illinois 60077	14.98%
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	56.63%
National Financial Services LLC, 499 Washington Blvd, Jersey City, New Jersey 07310	21.02%

SHORT DURATION BOND FUND CLASS F
Charles Schwab & Company	84.74%

CORE PLUS BOND FUND
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	89.44%
Saxon & Co., PO Box 94597, Cleveland, Ohio 44101	10.55%

MUNICIPAL INCOME FUND
Client accounts held at Charles Schwab by Johnson Investment Counsel, Inc., with full advisory discretion:	95.95%

The officers and Trustees as a group beneficially owned as of March 31, 2026, own less than 2% of the outstanding shares of the Funds (excluding discretionary advisory accounts of Johnson Investment Counsel, Inc. and shares held in the Johnson Investment Counsel Profit Sharing/401(k) Plan, except those shares directly attributable to a Trustee or Officer):

26

Johnson Mutual Funds	SAI Dated May 1, 2026

Shareholder Rights - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, discretionary advisory accounts of Johnson Investment Counsel, Inc. and other accounts that officers and/or employees may control, may be deemed to own in the aggregate more than 25% of the shares of the Funds, and, as a result, may be deemed to control this Fund.

THE INVESTMENT ADVISER

The Trust’s investment adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

Under the terms of the Funds’ management agreement with the Adviser (the “Management Agreement”), the Adviser manages the Funds’ investments. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below. The investment advisory agreements provide that the Adviser will pay all of the Funds operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees, and extraordinary expenses.

Fund	Percentage of Average Daily Net Assets
Equity Income Fund	0.75%
Opportunity Fund	0.90%
Enhanced Return Fund	0.35%
Core Bond Fund	0.30%
Intermediate Bond Fund	0.30%
Short Duration Bond Fund	0.30%
Core Plus Bond Fund	0.45%
Municipal Income Fund	0.30%

27

Johnson Mutual Funds	SAI Dated May 1, 2026

The F share classes for the Short Duration, Intermediate and Core Bond Funds also incur 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.

The S share classes for the Equity Income, Opportunity and Core Bond Funds also incur a Shareholder Servicing Fee at the annual rate of 0.25% of the Fund’s average daily net assets, which is accrued daily and paid monthly.

Effective May 1, 2026, the Adviser has agreed to waive a portion of the management fee for the Core, Intermediate and Short Duration Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period. In addition, the Adviser has agreed to waive a part of the 12b-1 fee for the F share classes from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2027. These waivers are not subject to recoupment.

For the fiscal periods indicated below, the following advisory fees, net of fee waivers, were paid:

Fund	2025	2024	2023
Equity Income Fund	$5,137,063	$4,872,149	$5,479,874
Opportunity Fund	1,585,539	1,420,809	1,181,359
Enhanced Return Fund	992,479	958,909	786,032
Core Bond Fund	4,579,942	4,378,587	2,165,890
Intermediate Bond Fund	685,473	719,755	610,278
Short Duration Bond Fund	501,710	576,064	531,170
Core Plus Bond Fund*	223,602	173,028	78,596
Municipal Income Fund	531,074	531,251	1,117,317

28

Johnson Mutual Funds	SAI Dated May 1, 2026

Fee waivers that otherwise would have been payable to the Adviser by the Funds:

Fund	2025	2024	2023
Core Bond Fund	$916,015	$875,705	$428,415
Intermediate Bond Fund	137,098	143,949	122,061
Short Duration Bond Fund	100,345	115,211	106,239
Core Plus Bond Fund*	n/a	76,593	155,011

●	The waiver for the Core Plus Bond Fund for 2023 and 2024 also included other expenses to the Fund.

The Adviser retains the right to use the name “Johnson” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Johnson” automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, the management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

29

Johnson Mutual Funds	SAI Dated May 1, 2026

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A.	All client accounts would have their entire order filled or receive no share at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B.	The orders would be filled beginning with that account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on Rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:

	2025	2024	2023
Equity Income Fund	$155,149	$145,920	$172,164
Opportunity Fund	92,655	60,883	45,303
Enhanced Return Fund	73,960	70,511	37,877
Core Plus Bond Fund	2,810	2,233	305

30

Johnson Mutual Funds	SAI Dated May 1, 2026

The commissions paid by the Enhanced Return and Core Plus Bond Funds are commissions paid on the purchases and sales of futures contracts. The remaining Funds did not pay any commissions.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLAN

The Core Bond Fund, Intermediate Bond Fund and Short Duration Bond Fund have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each Fund’s Class F shares (the “Plan”). The Plan permits the Funds to pay for certain distribution and promotion expenses related to marketing Class F shares of the Funds. The amount payable annually by these Funds is authorized to a maximum amount of 0.25% of its average daily net assets attributable to each Fund’s Class F shares. However, the amount currently authorized by the Trust is 0.15%.

Under the Plan, the Trust may engage in any activities related to the distribution of Class F shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Funds’ ability to expand distribution of shares of the Funds. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist the Funds in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Funds. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Funds, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

31

Johnson Mutual Funds	SAI Dated May 1, 2026

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m. Eastern time on each day the Trust is open for business, on days when shareholders exist for a Fund, and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Trust uses Intercontinental Exchange (ICE) and Bloomberg BVAL to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

32

Johnson Mutual Funds	SAI Dated May 1, 2026

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are sufficiently distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct, and that the shareholder is not subject to backup withholding.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2025, the following Fund had net realized capital loss carryforwards for an indefinite period of time:

	Long-Term	Short-Term	Total Capital Loss Carryover
Core Bond Fund	$112,460,957	$44,889,271	$157,350,228
Intermediate Bond Fund	16,624,530	3,704,201	20,328,731
Short Duration Bond Fund	5,058,467	2,129,748	7,188,215
Core Plus Bond Fund	1,052,809	519,223	1,572,032
Municipal Income Fund	12,372,810	278,385	12,651,195

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

33

Johnson Mutual Funds	SAI Dated May 1, 2026

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information. The Adviser has engaged Institutional Shareholder Services (ISS) to vote the Funds’ proxies in accordance with the Adviser’s policies and procedures.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (513) 661-3100 or toll free at (800) 541-0170; and (ii) from the Trust’s documents filed with the SEC’s website at www.sec.gov. In addition, you may obtain a copy of the Trust’s proxy voting policies by call (513) 661-3100 or toll free at (800) 541-0170.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of each fiscal quarter end. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Additionally, the portfolio holdings for selected funds are generally posted at www.johnsonmutualfunds.com 15 days after each month’s end.

34

Johnson Mutual Funds	SAI Dated May 1, 2026

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services, and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under the conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities held in the Funds as of December 31, 2025.

Portfolio Manager	Participation on Teams	Length of Service in Years	Business Experience	Dollar Range of Equity Securities Held in Funds
Bryan Andress	Opportunity	12	CFA, 2019; Senior Research Analyst; joined Adviser in 2013.	Opportunity: $100,001 to $500,000
Emilia Connor-Brady	Municipal Income	3	CFA, 2022; Portfolio Manager; joined Adviser in 2018	Municipal Income: $1 - $10,000
Chris Godby	Opportunity	11	CFA, 2015; Senior Research ; joined Adviser in 2013.	Opportunity: $100,001 to $500,000
Jason Jackman	Enhanced Return Core Intermediate Short Duration Core Plus	33	CFA, 1998; CEO since October, 2013; joined the Adviser in 1993.	Enhanced Return: None Core Bond: $500,001 to $1,000,000 Intermediate Bond: None Short Duration Bond: None Core Plus Bond: None
Bill Jung	Equity Income	25	CFA, 2003; Senior Research Analyst for the Adviser; joined the Adviser in 2000.	Equity Income: $500,001 to $1,000,000
Brian Kute	Opportunity	31	CFA, 1999; Team Leader for Opportunity Fund and Managing Director of Research for the Adviser; joined the adviser in 1994.	Opportunity: over $1,000,000
Michael Leisring	Enhanced Return Core Intermediate Short Duration Core Plus Municipal Income	26	CFA, 2002; Team Leader for the Fixed Income and Municipal Income Funds; Chief Investment Officer - Fixed Income for the Adviser; joined the Adviser in 1999.	Enhanced Return: $100,001 to $500,000
Core Bond: over $1,000,000
Intermediate Bond: $100,001 to $500,000
Short Duration Bond: None
Core Plus Bond: $100,001 to $500,000
				Municipal Income Fund: Over $1,000,000
Ryan Martin	Enhanced Return Core Intermediate Short Duration Core Plus	5	CFA, 2017; Senior Portfolio Manager; joined Adviser in 2015	Enhanced Return: $100,001 to $500,000 Core Bond: $100,001 to $500,000 Intermediate Bond: $10,001 to $50,000 Short Duration Bond: None Core Plus Bond: $1 - $10,000
Charles Rinehart	Equity Income	16	CFA, 2012; Team Leader of the Equity Income Fund; Chief Investment Officer for the Adviser; joined the Adviser in 2010.	Equity Income: Over $1,000,000
David Theobald	Enhanced Return Core Intermediate Short Duration Core Plus Municipal Income	12	CFA, 2012; Senior Portfolio Manager for the Adviser; joined Adviser in 2013.	Enhanced Return: $100,001 to $500,000 Core Bond: $50,001 to $100,000 Intermediate Bond: None Short Duration Bond: None Core Plus Bond: $100,001 to $500,000 Municipal Income: $100,001 to $500,000
Brandon Zureick	Enhanced Return Core Intermediate Short Duration Core Plus	14	CFA, 2012; Senior Managing Director for the Adviser; joined the Adviser in 2011.	Enhanced Return: $100,001 to $500,000 Core Bond: $50,001 to $100,000 Intermediate Bond: None Short Duration Bond: $100,001 to $500,000 Core Plus Bond: $100,001 to $500,000

35

Johnson Mutual Funds	SAI Dated May 1, 2026

The following table discloses the number of accounts and other registered investment companies (RIC) managed by the portfolio manager team member and the total assets managed within the accounts and RICs as of December 31, 2025. The Adviser does not receive any performance based fees. None of the managers listed below provide management to other RICs or Other Pooled Vehicles.

Portfolio Manager	Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Bryan Andress	-	-
Emilia Connor-Brady	-	-
Chris Godby	-	-
Jason Jackman	36	$1,201,249,199
Bill Jung	-	-
Brian Kute	-	-
Michael Leisring	-	-
Ryan Martin	-	-
Charles Rinehart	55	$212,814,242
David Theobald	4	$66,031,047
Brandon Zureick	8	$263,215,711

36

Johnson Mutual Funds	SAI Dated May 1, 2026

The Adviser believes there are currently no material conflicts of interest between the management of the Funds and the accounts described above. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members is compensated for their services by the Adviser. Compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percentage of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions (“UFS”), P.O. Box 46707, Cincinnati, Ohio 45246 acts as the Funds’ transfer agent. UFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Previously, Johnson Financial Inc, an affiliate of the Adviser, provided transfer agent services.

UFS also provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books, and records, calculating net asset value per share and distributions, and providing reports and other accounting services.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel, and facilities. For its services as fund administrator, JFI received from the Adviser (not the Funds) an annual fee of $450,024 respectively, for each of the fiscal years ended December 31, 2022, 2023, and 2024, in the aggregate for all Funds of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2025. Cohen & Company, Ltd. performs an annual audit of the Trust’s financial statements and provides financial and accounting consulting services as requested. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax serves as requested.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm, required to be included in this Statement of Additional Information, are incorporated herein by reference to the Trust’s Annual Report to shareholders for the year ended December 31, 2024. The Funds will provide the Annual Report without charge at written request or request by telephone.

37

APPENDIX A

ADVISER’S PROXY VOTING GUIDELINES

OVERVIEW

The following policies are the guidelines of Johnson Investment Counsel (“JIC”) to be used to vote shareholder proxies for clients.

To ensure that proxies are reviewed, voted, and returned in time for the shareholder meeting, the advisor shall follow the procedures detailed in these Proxy Voting Guidelines.  Proxy ballots are reviewed and decisions are made based on proxy research, consultation with the advisor’s portfolio managers/research analysts, and research provided by a third party proxy service, Institutional Shareholder Services (“ISS”), contracted by the advisor.

Generally, we favor proposals that protect and enhance the rights of shareholders as a class and disapprove policies that favor individual shareholders or groups of shareholders at the expense of others. We vote for some proposals of management if management is making good decisions for stockholders.

Any reference to granting powers to individuals giving them power of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument. In that case, the individual voting the proxy will determine the advisability of striking or returning the substitution authority.

A record is to be maintained of the date a proxy ballot was voted and how it was voted.

ISS will implement the following procedures in order to vote JIC’s Policy. JIC’s Staff will have the ability to override, on the ISS voting platform (PROXYEXCHANGE), any ISS indicated vote recommendation, as well as the ability to instruct on any agenda item that ISS presents to JIC as “Refer” vote.

Topic	Guidance
Uncontested Election of Directors

Key Committees:

Vote AGAINST/WITHHOLD from non-independent directors serving on the Audit, Compensation, and Nominating committees

Attendance:

Vote AGAINST/WITHHOLD from director nominees if they attended less than 75% of scheduled meetings in the previous fiscal year without a valid excuse.

Vote AGAINST the entire slate if voting for individual directors is not an option.

Composition:

Vote WITHHOLD for any Executive Director or Non-Independent, Non-Executive Director where:

●      Independent directors comprise 50 percent or less of the board;

●      The company lacks a formal nominating committee.

38

Overboarding:

Generally vote AGAINST/WITHHOLD from individual directors who:

●      Sit on more than five public company boards; or

●      Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Gender Diversity:

For companies in the Russell 3000 or S&P 1500 indices, generally vote AGAINST/WITHHOLD from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. Mitigating factors include:

●      Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

●      The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

●      Other relevant factors as applicable.

Responsiveness:

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

●      The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

●      The board failed to act on takeover offers where the majority of shares are tendered;

●      At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Accountability:

Vote AGAINST/WITHHOLD from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

●      The company has a poison pill that was not approved by shareholders. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);

●      The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval;

●      The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

●      The company has opted into, or failed to opt out of, state laws requiring a classified board structure;

●      The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers;

●      Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders;

39

●      For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

o      Supermajority vote requirements to amend the bylaws or charter;

o      A classified board structure; or

o      Other egregious provisions.

o      A reasonable sunset provision will be considered a mitigating factor. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

o      Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

●      The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws;

●      Generally vote against the members of the Audit Committee if problematic audit-related practices have been identified, such as excessive non-audit fees, adverse opinion from the auditor, or the existence of inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

●      Generally vote against the members of the Compensation Committee in the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or egregious situations such as significant misalignment between CEO pay and company performance, the existence of problematic pay practices at the company, or if the board exhibits a significant level of poor communication and responsiveness to shareholders;

●      Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns;

●      Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, failure to replace management as appropriate, egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Contest	REFER to Johnson Investment Counsel.
Classified Boards	Generally vote FOR proposals to declassify boards. Generally vote AGAINST proposals to classify boards. Generally vote FOR proposals promoting the annual election of directors.
Cumulative Vote	Vote FOR management proposals to adopt cumulative voting standard for board election and AGAINST management proposals to eliminate such standard.
Director Liability	Vote FOR proposals to limit the liability of directors or proposals to indemnify directors and officers.
Size of the board	Vote FOR management proposals to increase or decrease the size of the board. Vote AGAINST proposals seeking to grant the board powers to change the size of the board without shareholder approval.

40

Fill Vacancies	Vote AGAINST proposals to fill vacancies on the board without shareholder approval. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Classified Board	Vote AGAINST proposals to classify (stagger) the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Approve Auditors/Audit Fees

Vote FOR proposals to ratify auditors unless any of the following apply:

●       An auditor has a financial interest in or association with the company, and is therefore not independent;

●      There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

●      Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP;

●      Fees for non-audit services (“Other” fees) are excessive.

Ratify Auditors	Vote FOR proposals to ratify auditors, unless the current auditor have been dismissed previously because of disagreements with the company, in which case vote AGAINST.
Stock Option Plans

Vote FOR proposals to adopt, add shares, or amend stock option plans, unless:

●      The number of shares allocated to the plan is more than ten percent of the outstanding shares;

●      The number of shares allocated to all plans, including this proposal, is more than 10 percent of the outstanding shares;

●      Purchase price is less than 100 percent of fair market value;

●      The plan administrator may provide loans or financial assistance to exercise awards;

●      The plan administrator may grant reloaded stock options;

●      The plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three fiscal years.

Limit Annual Awards	Vote FOR proposals to limit per-employee annual option awards.
Bonus Plans	Generally vote FOR management proposals related to bonus plans.
Saving Plans	Vote FOR proposals to adopt a savings plan.

41

Deferred Compensation	Vote FOR proposals to amend a deferred compensation plan.
Employee Agreements	Vote FOR proposals to approve an employment agreement or contract.
Advisory Vote on Executive Compensation (Management Say-on-Pay Proposals)

Vote AGAINST advisory votes on executive compensation if:

●      There is misalignment between pay and company performance (pay for performance disconnect);

●      The company maintains problematic pay practices;

●      The board exhibits poor communication and responsiveness to shareholders.

SOP Frequency	Vote FOR annual advisory votes on compensation of members of the management team.
Golden Parachutes	Vote AGAINST severance payments that appear to be excessive or unjustified.
Exchange Underwater Options	Vote AGAINST proposals to exchange underwater options.
Employee Equity Plans

Vote FOR proposals to adopt, add shares, or amend employee equity plans, unless:

●      Purchase price is less than 85 percent of fair market value;

●      The number of shares allocated to the plan is more than ten percent of the outstanding shares.

●      The number of shares allocated to the all plans, including this proposal, is more than ten percent of the outstanding shares.

Mergers and Acquisitions	REFER proposals related to mergers and acquisitions to Johnson Investment Counsel.
Recapitalization	REFER proposals related to recapitalization to Johnson Investment Counsel.
Restructuring	REFER proposals related to restructuring to Johnson Investment Counsel.
Liquidation	REFER proposals related to liquidation to Johnson Investment Counsel.
Leveraged Buyouts/Lock Up Arrangements	REFER proposals related to leveraged buyouts to Johnson Investment Counsel.

42

Bankruptcy	REFER proposals related to bankruptcy restricting to Johnson Investment Counsel.
Reincorporation	REFER proposals to approve reincorporation to Johnson Investment Counsel.
Spin-Off	REFER management proposals to spin-off certain company operations or divisions to Johnson Investment Counsel.
Sale of Assets	REFER management proposals to approve the sale of assets to Johnson Investment Counsel.
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

●      Shareholders have approved the adoption of the plan; or

●      The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Right to Call Special Meetings	Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent.
Right to Act by Written Consent	Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Greenmail	Vote FOR proposals to limit the payment of greenmail.
Fair Price	Vote FOR a management proposal that establishes or amends a fair price provision.

43

Supermajority Requirement

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

●      Ownership structure;

●      Quorum requirements; and

●      Vote requirements.

Advance Notice	Vote FOR management proposals to adopt advance notice requirements.
Takeover Law	Vote FOR proposals to opt out of a state takeover statutory provision.
Authorized Common Stock

Vote CASE BY CASE on proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to approve increased authorized capital if:

●      A company's shares are in danger of being de-listed; or

●      A company's ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

Issuance of Common Shares

Vote FOR issuance authorities with or without pre-emptive rights to a maximum of 25 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital.

Vote AGAINST the issuance of shares with superior/differentiated voting rights.

Vote AGAINST proposals to eliminate preemptive rights and FOR proposals to restore preemptive rights.

Exercise of Stock Warrants	Vote AGAINST if the warrants, when exercised, would exceed 25% of the outstanding voting power.

44

Preferred Shares

Vote FOR issuance authorities for preferred shares to a maximum of 25 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital.

Vote AGAINST if the board has unlimited rights to set the terms and conditions of the shares on authorized preferred stock and issuance of preferred shares.

Vote FOR proposals to decrease authorized preferred shares.

Vote FOR proposals to cancel a class or series of preferred stock.

Vote FOR proposals to amend preferred stock.

Dual Class	Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Buybacks	Generally vote FOR resolutions seeking for share repurchase mandate.
Stock Split	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR stock split proposals.
Social Issues

Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

●      If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

●      If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

●      Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

●      The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

●      Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

●      If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●      If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

45

Charity	Vote AGAINST proposals restricting a company from making charitable contributions.
Auditors

Vote FOR shareholder proposals calling for the ratification of auditors.

Vote FOR shareholder proposals calling for auditors to attend the meeting.

Vote FOR shareholder proposals calling for limiting consulting by auditors.

Vote AGAINST shareholder proposals calling for the rotation of auditors.

Preemptive Rights	Vote FOR shareholder proposals to restore preemptive rights.
Sales/Spin-Offs	Vote FOR shareholder proposals asking the company to study sales, spin-offs or other strategic alternatives.
Confidential Voting	Vote FOR shareholder proposals asking the board to adopt confidential voting and independent tabulation of the proxy ballots.
Vote Tabulation	Vote AGAINST shareholder proposals asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.
Unmarked Ballots	Vote AGAINST shareholder proposals to eliminate the company's discretion to vote unmarked proxy ballots.
Equal Access

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Improve Reports	Vote AGAINST shareholder proposals to improve annual meeting reports.
Meeting Location and Date	Vote AGAINST shareholder proposals to change the annual meeting location or meeting date.
Inclusiveness

Vote CASE-BY-CASE on proposals asking a company to increase th gender and racial minority representation on its board, taking into account:

●      The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

●      The level of gender and racial minority representation that exists at the company’s industry peers;

●      The company’s established process for addressing gender and racial minority board representation;

●      Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

●      The independence of the company’s nominating committee;

●      Whether the company uses an outside search firm to identify potential director nominees; and

●      Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Board Independence	Vote FOR shareholder proposals seeking to increase board independence.

46

Tenure/Retirement Age	Vote AGAINST shareholder proposals seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
Stock Ownership	Vote AGAINST shareholder proposals to require minimum stock ownership by directors.
Majority Standard	Vote FOR shareholder proposals to require a majority vote to elect directors.
Company Name	Generally vote FOR management proposals to change the name of the company.
Other Business	Vote FOR management proposals to approve other business.
Adjourn Meeting	Vote FOR management proposals to adjourn meeting.
Article Amendments

Generally vote FOR article amendments seeking to comply with relevant legislation or regulation, correcting technical issues, or deemed neutral to shareholder rights.

Generally vote AGAINST article or bylaw amendments that are not technical and deemed harmful to shareholder rights.

Financial Statements	Vote FOR management proposals to approve financial statements.

47

PART C.	OTHER INFORMATION

Item 28 Exhibits

(a) Articles of Incorporation.

(i) Copy of Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(ii) Copy of Amendment No. 1 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(iii) Copy of Amendment No. 2 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 12, is hereby incorporated by reference.

(iv) Copy of Amendment No. 3 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14, is hereby incorporated by reference.

(v) Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 20, is hereby incorporated by reference.

(vi) Copy of Amendment No. 8 to Registrant's Declaration of Trust which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 26, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders- None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts.

(i) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc. for the Johnson Growth Fund and Johnson Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(ii) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc. for the Johnson Opportunity Fund and Johnson Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(iii) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson Realty Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 16, is hereby incorporated by reference.

(iv) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the for the JIC Institutional Bond Funds I, II, and III, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 16, is hereby incorporated by reference.

(v) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson Equity Income Fund, and Johnson Enhanced Return Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 20, is hereby incorporated by reference.

(vi) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson International Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 28, is hereby incorporated by reference.

(vii) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the Johnson Core Plus Bond Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 59, is hereby incorporated by reference.

(e) Underwriting Contracts - None.

(f) Bonus or Profit Sharing Contracts - None.

(g) Custodian Agreements.

(i) Copy of Registrant's Agreement with the Custodian, U.S. Bank, N.A., is hereby incorporated by reference.

(h) Other Material Contracts.

(i) Copy of Master Services Agreement with Johnson Mutual Funds and Ultimus Funds Solutions, LLC, is hereby incorporated by reference.

(i) Legal Opinion.

(i) Opinion of Thompson Hine, LLP, which was filed as an exhibit to Registrant's Post-Effective Amendment No. 28, is hereby incorporated by reference.

(ii) Consent of Thompson Hine, LLP, is filed herewith.

(j) Other Opinions - Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k) Omitted Financial Statements- None.

(l) Initial Capital Agreements.

(i) Copy of Letter of Initial Stockholder for the Growth Fund and the Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(ii) Copy of Letter of Initial Stockholder for the Opportunity Fund and the Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(m) Rule 12b-1 Plan – Copy of 12b-1 Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 50, is hereby incorporated by reference.

(n) Rule 18f-3 Plan - Copy of 18f-3 Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 50, is hereby incorporated by reference.

(o) Reserved.

(p) Code of Ethics. Copy of Registrant’s (and Adviser’s) Code of Ethics, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, are hereby incorporated by reference.

(q) Power of Attorney.

(i) Powers of Attorney for Trustees and Officers of Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 24, are hereby incorporated by reference.

(ii) Power of Attorney for Registrant and Certificate which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, are hereby incorporated by reference.

(iii) Powers of Attorney for Trustees and Officers which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 39, are hereby incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

(a) As of  December 31, 2024, Johnson Investment Counsel, Inc., an Ohio corporation, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may be deemed to control the Opportunity Fund, the Municipal Income Fund, the Core Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, the Equity Income Fund, the Core Plus Bond Fund, and the Enhanced Return Fund as a result of their beneficial ownership of those Funds.

(b) Johnson Financial Services, Inc. and Johnson Trust Company are wholly owned subsidiaries of Johnson Investment Counsel, Inc., and therefore may be deemed to be under common control with the Registrant.

Item 30.	Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and Officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The registrant may not pay for insurance which protects the Trustees and Officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant maintains a standard mutual fund investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant, its Trustees and Officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Fund Accounting Agreement, Administration Agreement and Transfer Agency Agreement (collectively, the “Agreements”) with Johnson Financial, Inc. (“JFI”), each Fund has agreed to indemnify and hold harmless JFI, its employees, agents, directors, officers, and nominees from and against any and all claims, demands, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character arising out of or in any way relating to JFI’s actions taken or nonactions with respect to the performance of services under the Agreements with respect to each Fund, if applicable, upon reasonable reliance on information, records, instructions, or requests with respect to a Fund given or made to JFI by an authorized representative of the Trust, the investment adviser, and on records provided by any transfer agent or custodian. JFI has assumed no responsibility or liability for any acts, errors, or omissions that may have occurred prior to JFI’s acceptance of the duties and responsibilities set forth in the Agreements. The Trust has agreed to indemnify and hold JFI harmless from all claims, lawsuits, damages, assessments, and the like which are attributable to or caused by any service provider previously engaged by the Trust to perform similar duties for the Trust as are described in the Agreements. The indemnification shall not, however, apply to actions or omissions of JFI in case of its own bad faith, willful misfeasance, negligence, or from reckless disregard by it of its obligations and duties.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Johnson Mutual Funds Trust in the successful defense of any action, suit or proceedings) in asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

(A) Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past two fiscal years.

(2) The following list sets forth the business and other connections of the Directors and Officers of Johnson Investment Counsel, Inc. during the past two years.

(a) Timothy E. Johnson

(i) Founder of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

(ii) Trustee of Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247.

(c) Bret H. Parrish

(i) Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

(e) Jason O. Jackman

(i) President and Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

(ii) President of Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247

(f) Scott J. Bischoff

(i) Chief Compliance Officer, Johnson Mutual Funds Trust and Johnson Investment Counsel, Inc.

(g) Michael D. Barnes

(i) Secretary of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247

Item 32.	Principal Underwriters - None.

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 3777 West Fork Road, Cincinnati, Ohio 45247, by the Transfer Agent Ultimus Fund Solutions at 225 Pictoria Dr Suite 450, Cincinnati, Ohio 45246, or by US Bank, the Registrant's custodian at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.	Management Services Not Discussed in Parts A or B - None.

Item 35.	Undertakings - None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 30th day of April, 2026.

JOHNSON MUTUAL FUNDS TRUST

By:	/s/ JASON O. JACKMAN
JASON O. JACKMAN
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

DALE H. COATES*	TRUSTEE	)
		)	*By:	/s/ TIMOTHY E. JOHNSON
JAMES J. BERRENS*	TRUSTEE	)	TIMOTHY E. JOHNSON
		)	Attorney-In-Fact
JERI B. RICKETTS*	TRUSTEE	)
)
JULIE MURPHY*	TRUSTEE	)
)
JONATHAN ADAMS*	TRUSTEE

GREGORY SIMPSON*	TRUSTEE

/s/ TIMOTHY E JOHNSON
TIMOTHY E JOHNSON
Trustee

/s/ JENNIFER J. KELHOFFER
JENNIFER J. KELHOFFER
CFO/Treasurer

EXHIBIT INDEX

Index No.	Description of Exhibit
28(i)(ii)	Consent of Thompson Hine, LLP
28(j)	Consent of Independent Registered Public Accounting Firm
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase